SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Diversified Income VP

1801 California Street, Suite 5200

Denver, Colorado 80202

August 11, 2026

Dear Holder:

Special meetings of holders (the “Holders”) investing in Transamerica JPMorgan Tactical Allocation VP and Transamerica Madison Diversified Income VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust, including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026 at 10:30 a.m. (Mountain Time) (together, the “Special Meeting”).

At the Special Meeting, you are being asked to vote on the following proposals, as applicable:

Proposal I: Approve the addition of a new affiliated co-sub-adviser for Transamerica JPMorgan Tactical Allocation VP. Holders of Transamerica JPMorgan Tactical Allocation VP are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, to appoint AUIM as co-sub-adviser to the Portfolio.

Proposal II: Approve a new affiliated co-sub-adviser for Transamerica Madison Diversified Income VP. Holders of Transamerica Madison Diversified Income VP are being asked to approve a new sub-advisory agreement with AUIM to appoint AUIM as co-sub-adviser to the Portfolio.

Proposal III: Approve the modification of the Portfolio’s “manager of managers” structure. Holders of each of Transamerica JPMorgan Tactical Allocation VP and Transamerica Madison Diversified Income VP are being asked to approve the modification of their Portfolio’s manager of managers structure to permit TAM to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by each Portfolio’s Board of Trustees.

We are seeking your approval of the applicable proposals through the enclosed joint proxy statement, which we invite you to review closely.

Importantly, after careful consideration, the Board of Trustees of your Portfolio(s) has considered the proposals for your Portfolio(s) and has determined they are in the best interest of your Portfolio(s), and unanimously recommends that you vote “FOR” the proposals with respect to your Portfolio(s). However, before you vote, please read the full text of the joint proxy statement for an explanation of the proposals with respect to your Portfolio(s).

Holders of record of each Portfolio as of the close of business on June 17, 2026 are entitled to vote at the Special Meeting and any adjournments or postponements thereof. Whether or not you plan to attend the meeting and regardless of the size of the interest you hold, your vote is very important to us. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the accompanying postage-paid return envelope.

If you have any questions, please call Transamerica Series Trust at 1-800-851-9777.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board of Trustees, President and Chief Executive Officer

QUESTIONS AND ANSWERS	i

NOTICE OF SPECIAL MEETING OF HOLDERS	I

JOINT PROXY STATEMENT	1

Introduction	1

Quorum Vote Required and Manner of Voting Proxies	2

Revoking Proxies	3

PROPOSAL I — APPROVAL OF NEW SUB-ADVISORY AGREEMENT - TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP	4

PROPOSAL II — APPROVAL OF NEW SUB-ADVISORY AGREEMENT - TRANSAMERICA MADISON DIVERSIFIED INCOME VP	12

PROPOSAL III — APPROVAL TO MODIFY EACH PORTFOLIO’S MANAGER OF MANAGERS STRUCTURE TO PERMIT TAM TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH BOTH UNAFFILIATED AND AFFILIATED SUB-ADVISERS IN THE FUTURE WITHOUT OBTAINING INVESTOR APPROVAL	20

Additional Information Regarding the New JPMorgan Diversified Income Sub-Advisory Agreement for Holders of Transamerica Madison Diversified Income VP	23

Additional Information Concerning Other Portfolio Changes	25

Information about the Sub-Advisers	29

Brokerage Information	30

Other Business	31

Additional Information	31

Holder Approval	31

Transfer Agent and Distributor	31

Custodian	31

Annual and Semi-Annual Reports	31

Proxy Solicitation	32

Principal Holders	32

Holders Communications to the Boards	32

Holders Sharing the Same Address	33

Holder Proposals	33

Fiscal Year	33

General	33

Adjournment	33

Information About the Portfolios	33

APPENDIX A –INVESTMENT SUB-ADVISORY AGREEMENTS	A-1

APPENDIX B – 5% AND 25% INTEREST OWNERSHIP	B-1

APPENDIX C - INFORMATION REGARDING PARENT ENTITIES OF “CONTROL PERSONS”	C-1

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed joint proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the joint proxy statement?

A.

As a holder (each, a “Holder”) who invests in Transamerica JPMorgan Tactical Allocation VP and/or Transamerica Madison Diversified Income VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable annuity contract or variable life insurance policy, you are being asked to vote “FOR” the following proposals as applicable to your Portfolio(s). Each proposal has been approved by the Board of Trustees of the Trust.

The special meeting for each Portfolio is being held together with the special meeting for the other Portfolio for convenience, but each special meeting is a separate meeting (together, the “Special Meeting”). The Special Meeting will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026 at 10:30 a.m. (Mountain Time).

The Portfolios are sold to separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company (“TFLIC”) (collectively, the “Insurance Companies”) to fund benefits under variable life policies or variable annuity contracts issued by the Insurance Companies. The Insurance Companies each offer Holders the opportunity to invest in the Portfolios through their respective products. The Portfolios are also offered as investment options for certain asset allocation series of the Trust.

At the Special Meeting, Holders of each Portfolio are being asked to approve the following proposals, as applicable to each Portfolio.

The implementation of a proposal is not contingent upon the approval of any other proposal or proposals.

Proposal I: Approve a New Sub-Advisory Agreement for Transamerica JPMorgan Tactical Allocation VP (to be voted on by Holders of Transamerica JPMorgan Tactical Allocation VP): Holders are being asked to vote on a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), to appoint AUIM as co-sub-adviser to the Portfolio. AUIM is an affiliate of Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager. TAM currently acts as a manager of managers for the Portfolios pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC-23379 dated August 5, 1998) (the “Manager of Managers Order”). Because AUIM is affiliated with TAM, the new sub-advisory agreement between TAM and AUIM must be approved by Holders under the terms of the Manager of Managers Order. If Holders approve the AUIM sub-advisory agreement, the Portfolio will transition to a multi-managed structure and AUIM will sub-advise the Portfolio’s fixed-income sleeve, and J.P. Morgan Investment Management Inc. (“JPMorgan”), the portfolio’s current sub-adviser, will sub-advise its equity sleeve. TAM will continue to serve as the Portfolio’s investment manager.

Proposal II: Approve a New Sub-Advisory Agreement for Transamerica Madison Diversified Income VP (to be voted on by Holders of Transamerica Madison Diversified Income VP): Holders are being asked to vote on a new sub-advisory agreement with AUIM”), to appoint AUIM as co-sub-adviser to the Portfolio. As noted above, AUIM is affiliated with TAM, the investment manager of Transamerica Madison Diversified Income VP. Because of this affiliation, Holder approval is required for the new sub-advisory agreement between TAM and AUIM under the terms of the Manager of Managers Order. If Holders approve the AUIM sub-advisory agreement, the Portfolio will transition to a multi-managed structure and AUIM will sub-advise the Portfolio’s fixed-income sleeve and JPMorgan will sub-advise its equity sleeve, replacing Madison Asset Management, LLC. Because JPMorgan is not affiliated with TAM, Holder approval is not required for its appointment under the terms of the Manager of Managers Order. TAM will continue to serve as the Portfolio’s investment manager.

Proposal III: Approve a Modification to the Portfolio’s Manager of Managers Structure (to be voted on separately by Holders of each Portfolio): Under the terms of the Manager of Managers Order, TAM may not enter into a new sub-advisory agreement with an affiliated sub-adviser with respect to a Portfolio without such agreement being approved by the Holders of that Portfolio. Holders of each Portfolio are being asked to approve a modification to their Portfolio’s manager of managers structure to permit TAM, subject to prior approval by the Portfolio’s Board, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers without Holder approval. If Proposal III is approved by Holders of a Portfolio, future appointments of, and material amendments relating to, affiliated and unaffiliated sub-advisers for that Portfolio generally would not require Holder approval, provided that such actions are approved by the

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Portfolio’s Board and otherwise comply with applicable regulatory requirements, including providing information about new sub-advisers and new sub-advisory agreements to Holders.

Q.	Who is AUIM?

A.

AUIM, an affiliate of TAM, is a wholly-owned and indirect subsidiary of Aegon Ltd. AUIM is located at 6300 C Street SW, Cedar Rapids, IA 52499, and has been a registered investment adviser since December 2001. As of December 31, 2025, AUIM had approximately $87.2 billion in total assets under management.

Q.	If Holders approve new sub-advisory agreements with AUIM, what changes are anticipated in connection with the change in sub-advisers for each of the Portfolios?

A.

In connection with the proposed appointment of AUIM as sub-adviser to each of Transamerica JPMorgan Tactical Allocation VP and Transamerica Madison Diversified Income VP, there would also be changes to each Portfolio’s name, principal investment strategies, principal risks, management and sub-advisory fee schedules, expense limitation arrangements, secondary benchmarks and portfolio managers, as noted below and further described in each proposal. Transamerica JPMorgan Tactical Allocation VP would also change its investment objective. These changes do not require approval by Holders.

Proposal I: Transamerica JPMorgan Tactical Allocation VP. If the new sub-advisory agreement with AUIM is approved with respect to Transamerica JPMorgan Tactical Allocation VP, it is anticipated that the Portfolio would be renamed “Transamerica Multi-Managed Conservative VP.” The Portfolio would seek total return through the combination of income and capital appreciation. The Portfolio would employ a multi-managed strategy that invests approximately 30% of its net assets in U.S. equities and 70% in fixed-income securities. JPMorgan would sub-advise the equity component employing an enhanced index strategy that invests primarily in large- and mid-cap U.S. companies and seeks to outperform the S&P 500® Index through security selection within each industry. The Portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. AUIM would sub-advise the fixed-income component employing an intermediate core bond strategy that invests primarily in investment grade fixed-income securities, including corporate bonds, U.S. government and agency securities, mortgage-backed and asset-backed securities. The fixed-income component may invest up to 10% in high yield debt securities and up to 10% in emerging markets debt, provided that no more than 15% is invested in those sectors in the aggregate. TAM would oversee the allocation between the two sub-advisers and periodically rebalance the Portfolio to maintain the target allocations. The Portfolio may utilize derivatives and invest in foreign securities, including emerging markets securities, as well as certain privately issued securities.

Under the multi-managed investment strategy, the Portfolio’s key principal risks would include: Market, Asset Allocation, Fixed-Income Securities, Equity Securities, Interest Rate, Credit, Mortgage-Related and Asset-Backed Securities, Inflation, Liquidity, Counterparty, Extension, Derivatives, Prepayment or Call, Large Capitalization Companies and Management risks. Additional principal risks would include: Active Trading, Currency, Currency Hedging, Cybersecurity, Dollar Rolls, Emerging Markets, Foreign Investments, Growth Stocks, Hedging, High Yield Debt Securities, Inflation-Protected Securities, Large Shareholder, Leveraging, Loans, Medium Capitalization Companies, Preferred Stock, Repurchase Agreements, Sovereign Debt, Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations, To Be Announced (TBA) Transactions, U.S. Government Securities, Valuation, Value Investing and Yield risks.

Proposal II: Transamerica Madison Diversified Income VP. If the new sub-advisory agreement with AUIM is approved with respect to Transamerica Madison Diversified Income VP, it is anticipated that the Portfolio would be renamed “Transamerica Multi-Managed Moderately Conservative VP.” The Portfolio would employ a multi-managed strategy that invests approximately 40% of its net assets in U.S. equities and 60% in fixed-income securities. JPMorgan would sub-advise the equity component employing an enhanced index strategy that invests primarily in large- and mid-cap U.S. companies and seeks to outperform the S&P 500® Index through security selection based on fundamental valuation analysis. AUIM would sub-advise the fixed-income component employing an intermediate core bond strategy that invests primarily in investment grade fixed-income securities, including corporate bonds, U.S. government and agency securities, mortgage-backed and asset-backed securities. The fixed-income component may invest up to 10% in high-yield debt securities and up to 10% in emerging markets debt, provided that no more than 15% is invested in those sectors in the aggregate. TAM would oversee the allocation between the two sub-advisers and periodically rebalance the Portfolio to maintain the target allocations. The Portfolio may utilize derivatives and invest in foreign securities, including emerging markets securities, as well as certain privately issued securities.

Under the multi-managed investment strategy, the Portfolio’s key principal risks would include: Market, Asset Allocation, Fixed-Income Securities, Equity Securities, Interest Rate, Credit, Mortgage-Related and Asset-Backed Securities, Inflation,

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Liquidity, Counterparty, Extension, Derivatives, Prepayment or Call, Large Capitalization Companies and Management risks. Additional principal risks would include: Active Trading, Currency, Currency Hedging, Cybersecurity, Dollar Rolls, Emerging Markets, Foreign Investments, Growth Stocks, Hedging, High Yield Debt Securities, Inflation-Protected Securities, Large Shareholder, Leveraging, Loans, Medium Capitalization Companies, Municipal Securities, Preferred Stock, Privately Placed and Other Restricted Securities, Repurchase Agreements, Sovereign Debt, Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations, To Be Announced (TBA) Transactions, U.S. Government Securities, Valuation, Value Investing and Yield risks.

Q.	Why am I being asked to approve the modification to my Portfolio’s “manager of managers” structure?

A.

As noted above, TAM currently acts as a manager of managers for the Portfolios pursuant to the Manager of Managers Order. TAM has responsibility, subject to oversight by the Portfolio’s Board, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The Manager of Managers Order permits TAM, subject to certain conditions including the approval of the Board, but without the approval of the applicable Portfolio’s Holders, to: (1) employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any sub-advisory agreement; and (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. More recent SEC exemptive and no-action relief now permit the Manager of Managers Order to be relied upon with respect to sub-advisory agreements with both unaffiliated and affiliated sub-advisers without obtaining investor approval, provided that the applicable Portfolio obtains investor approval to operate under a modified manager of managers structure with respect to affiliated sub-advisers and complies with certain modified conditions.

Holders of each Portfolio are being asked to approve Proposal III, which would permit TAM to rely on the modified manager of managers relief to permit TAM, subject to the approval of each Portfolio’s Board, but without the need for Holder approval, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in reliance on the SEC no-action relief requiring compliance with the terms of an exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order). The Board believes that allowing TAM to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers without incurring the expenses or delays associated with obtaining prior Holder approval is in the best interests of the Portfolios and their Holders and will allow the Portfolios to operate more efficiently.

Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote as a Holder of one or both of the Portfolios. The enclosed joint proxy statement and proxy card identify the proposals on which you are being asked to vote. Your Portfolio’s Board has approved the proposals, believes each proposal is in Holders’ best interests and recommends you vote “FOR” the proposals with respect to your Portfolio.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of your Portfolio, no matter the size of the interests you hold. Your vote can help ensure that the proposals recommended by your Portfolio’s Board can be implemented. We encourage all Holders to participate in the governance of their Portfolios.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.	The cost of preparing, printing and mailing the joint proxy statement and soliciting proxies attributable to a Portfolio will be shared equally between TAM and that Portfolio.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about the proposals or voting, please call EQ Fund Solutions, LLC (“EQ Fund Solutions”), the Portfolios’ proxy -solicitor, at 1-877-732-3618.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card, or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. You may also attend the Special Meeting and vote in person.

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TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Diversified Income VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF SPECIAL MEETING OF HOLDERS

Scheduled to be Held on October 7, 2026

Please take notice that special meetings of holders (the “Holders”) investing in one or more of Transamerica JPMorgan Tactical Allocation VP and Transamerica Madison Diversified Income VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), including Holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026 at 10:30 a.m. (Mountain Time) (together, the “Special Meeting”), to consider and vote on the following proposals:

I.

To approve a new sub-advisory agreement for Transamerica JPMorgan Tactical Allocation VP (To be voted on by Holders of Transamerica JPMorgan Tactical Allocation VP only). Holders of the Portfolio are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM;

II.

To approve a new sub-advisory agreement for Transamerica Madison Diversified Income VP (To be voted on by Holders of Transamerica Madison Diversified Income VP only). Holders of the Portfolio are being asked to approve a new sub-advisory agreement with AUIM, an affiliate of TAM;

III.

To approve the modification of the Portfolio’s manager of managers structure (To be voted on by Holders of each Portfolio). Holders of each Portfolio are being asked to approve the modification of their Portfolio’s manager of managers structure to permit TAM, the Portfolios’ investment manager, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by their Portfolio’s Board of Trustees; and

IV.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board of Trustees of the Trust approved Proposal I with respect to Transamerica JPMorgan Tactical Allocation VP, Proposal II with respect to Transamerica Madison Diversified Income VP and Proposal III with respect to each of the Portfolios, and recommends that Holders vote “FOR” the applicable proposals.

Holders of record of a Portfolio at the close of business on June 17, 2026 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

By order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

August 11, 2026

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT NO MATTER THE SIZE OF THE INTEREST YOU HOLD.

The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

KINDLY VOTE YOUR INTERESTS USING ONE OF FOUR CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE; OR (D) BY VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. IF YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE CALL 1-877-732-3618.

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TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Diversified Income VP

1801 California Street, Suite 5200

Denver, CO 80202

JOINT PROXY STATEMENT

Introduction

This joint proxy statement (“Joint Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member, a “Board Member”) of Transamerica JPMorgan Tactical Allocation VP and Transamerica Madison Diversified Income VP (each, a “Portfolio” and, collectively, the “Portfolios”), each a series of Transamerica Series Trust (“Trust”). The proxies are being solicited for use at a special meeting of holders (the “Holders”) investing in each Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026, at 10:30 a.m. (Mountain Time) (together, the “Special Meeting”) and at any and all adjournments or postponements of the Special Meeting. The Special Meeting for each Portfolio is being held together with the Special Meeting for the other Portfolio for convenience, but each Special Meeting is a separate meeting. Each Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Holders.

The Board of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has determined that the use of this Joint Proxy Statement for a Special Meeting of each Portfolio is in the best interests of each Portfolio and its respective Holders in light of the similar matters being considered and voted on by the Holders with respect to each Portfolio. This Joint Proxy Statement is being sent to Holders of each Portfolio on or about August 17, 2026.

The Trust is organized as a Delaware statutory trust. The Portfolios are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. The only shareholders of the Portfolios are the insurance company separate accounts and the asset allocation portfolios. As a Holder invested in one or more of the Portfolios through an insurance company separate account, you are being asked to give instructions to your insurance company as to how to vote on your behalf. Holders are not shareholders of the Portfolios, but for ease of reference shareholders and Holders are sometimes collectively referred to in this Joint Proxy Statement as “Holders” or “shareholders,” and the interests that they hold in insurance company separate accounts that in turn invest in the Portfolios are sometimes referred to as “interests” or “shares.”

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Joint Proxy Statement where it may be more precise to refer to the Trust of which each Portfolio is a series, and the Special Meetings are referred to together as the “Special Meeting.”

You are being asked to vote at the Special Meeting of each Portfolio in which you held interests as of the close of business on June 17, 2026 (the “Record Date”). Each Holder of record of a Portfolio at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Portfolio represented by the Holder’s interests in the applicable Portfolio (with proportional fractional votes for fractional shares or interests). The net assets and total number of shares of each Portfolio outstanding and the net asset value per share of each Portfolio at the close of business on the Record Date were as follows:

Transamerica JPMorgan Tactical Allocation VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$58,309,234	4,359,644	$13.37
Service	$754,848,957	52,453,181	$14.39

Transamerica Madison Diversified Income VP
Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	N/A	N/A	N/A
Service	$100,866,070	8,432,257	$11.96

The Portfolio(s) with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Portfolio as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposal with respect to each applicable Portfolio. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Portfolio’s Special Meeting will be voted at that Special Meeting. On the matters coming before the Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Holders who execute proxies or provide voting instructions by telephone, mail, or the internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal at a Special Meeting by filing with the applicable Portfolio a written notice of revocation (addressed to the Secretary at the principal executive offices of the Portfolios at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending a Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Holders of a Portfolio is required to take action at the Portfolio’s Special Meeting. For the purposes of taking action on Proposal I, Proposal II and Proposal III, Holders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the respective Portfolio shall constitute a quorum at the Special Meeting for that Portfolio.

Votes cast at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and broker non-votes as present for purposes of determining a quorum.

“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposal. As the only shareholders of the Portfolio are the insurance company separate accounts and Asset Allocation Portfolios (as defined below), broker non-votes are not expected with respect to the Proposal(s).

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting, including an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of Holders. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of each Proposal requires the vote of a “majority of the outstanding voting securities” of the applicable Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio.

The following table shows how Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” at the meeting in person or by proxy are counted toward a quorum.	Shares “present” at the meeting in person will be voted at the meeting. Shares present by proxy will be voted in accordance with instructions.

Shares	Quorum	Voting
Signed Proxy with No-Voting Instruction	Considered “present” at the meeting for purposes of quorum.	Voted “for” the proposal.

Vote to Abstain	Considered “present” at the meeting for purposes of quorum.	Abstentions and broker non-votes do not count as a vote “for” a proposal and have the same effect as a vote “against” a proposal.

Manner of Voting

Interests of the Portfolios are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for Holders as owners of variable annuity contracts and variable life policies (collectively, the “Policies”), and (2) certain asset allocation portfolios that are series of the Trust (the “Asset Allocation Portfolios”). As such, Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company (“TFLIC,” and together with TLIC, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by the Trust. The Insurance Companies each offer the opportunity to invest in the Portfolios through their respective products.

The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the Policies used to fund the accounts.

The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of the Policies. The Insurance Companies do not require that a specified number of owners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolios held by their separate accounts at the Special Meeting. As a result, a small number of Holders of the Policies could determine how the Insurance Companies vote, if other Holders fail to vote. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own accounts.

A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interests should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal(s).

Proxy voting authority with respect to each of the Portfolio’s shares held by the applicable Asset Allocation Portfolios, if any, is retained by TAM. Consistent with TAM’s Proxy Voting Policies and Procedures, TAM will vote the shares of the underlying Portfolio held by the relevant Asset Allocation Portfolios in accordance with the recommendation from the Board of those Asset Allocation Portfolios (which is the same Board as the Board of the Portfolios). The Board of Trustees has recommended that shares of each Portfolio held by those Asset Allocation Portfolios be voted in favor of each Proposal. The applicable Asset Allocation Portfolios held 0% of the voting power of the outstanding voting securities of each Portfolio as of the Record Date.

If you need more information or have any questions about the proposals or voting, please call the Portfolios’ proxy solicitor, EQ Fund Solutions, at 1-877-732-3618.

Revoking Proxies

Each Holder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the internet at a later date; or

•	By attending a Special Meeting and voting at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance at the meeting, by itself, will not revoke a previously executed and returned proxy.

If a Holder holds Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the Holder’s ability to revoke voting instructions after such instructions have been provided.

TRANSAMERICA SERIES TRUST PROPOSAL I — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP

(To be voted on by Holders of Transamerica JPMorgan Tactical Allocation VP).

This Proposal I is to be voted on by Holders of Transamerica JPMorgan Tactical Allocation VP (for purposes of this proposal, the “Portfolio”), a series of Transamerica Series Trust (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved a new investment sub-advisory agreement between Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, with respect to the Portfolio (the “New AUIM Tactical Allocation Sub-Advisory Agreement”). At the Special Meeting, Holders will be asked to approve the New AUIM Tactical Allocation Sub-Advisory Agreement. AUIM is an affiliate of TAM. Because AUIM is an affiliate of TAM, under the terms of TAM’s manager of managers exemptive relief, the New AUIM Tactical Allocation Sub-Advisory Agreement must be approved by Holders. TAM will continue to serve as the Portfolio’s investment manager.

The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Portfolio as defined in the 1940 Act), has reviewed and approved Proposal II and determined that Proposal I is in the best interests of the Portfolio. The Board unanimously recommends that Holders vote “FOR” Proposal I.

If Proposal I is approved by Holders of the Portfolio, AUIM would be added as a co-sub-adviser to the Portfolio along with J.P. Morgan Investment Management Inc. (“JPMorgan”), the Portfolio’s current sub-adviser. AUIM would sub-advise the fixed-income sleeve of the Portfolio and JPMorgan would sub-advise the equity sleeve of the Portfolio. The implementation of the proposed changes to the Portfolio, including the transition to a multi-managed structure through the addition of AUIM along with JPMorgan, the Portfolio’s current sub-adviser, are subject to Holder approval of the New AUIM Tactical Allocation Sub-Advisory Agreement.

If Proposal I is approved by Holders of the Portfolio, there would be also changes to the name, investment objective, principal investment strategies, principal risks, management fee schedule with TAM, sub-advisory fee schedule with JPMorgan, expense limitation arrangements, portfolio managers and secondary benchmarks for the Portfolio, as discussed further below in the section entitled “Additional Information Concerning the Other Portfolio Changes.” These changes do not require approval by Holders.

As noted above, JPMorgan currently serves as a sub-adviser to the Portfolio and is a party to an investment sub-advisory agreement with TAM with respect to the Portfolio (the “JPM Tactical Allocation Sub-Advisory Agreement”). Under the JPM Tactical Allocation Sub-Advisory Agreement, dated July 1, 2025, as amended, JPMorgan provides sub-advisory services to the Portfolio in a manner consistent with the terms of the JPM Tactical Allocation Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. If Proposal I is approved by Holders of the Portfolio, JPMorgan will become a co-sub-adviser to the Portfolio along with AUIM, and the JPM Tactical Allocation Sub-Advisory Agreement will remain in effect on behalf of the Portfolio. Holders are not being asked to approve the JPM Tactical Allocation Sub-Advisory Agreement.

A general description of the proposed New AUIM Tactical Allocation Sub-Advisory Agreement is included below. The terms of the New AUIM Tactical Allocation Sub-Advisory Agreement are similar to those of the JPM Tactical Allocation Sub-Advisory Agreement. The Board approved the New AUIM Tactical Allocation Sub-Advisory Agreement at a meeting held on June 9 - 10, 2026. Holder approval of the New AUIM Tactical Allocation Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New AUIM Tactical Allocation Sub-Advisory Agreement is included in Appendix A.

The Portfolio’s investment management agreement with TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, is dated March 1, 2016.1 The prior investment advisory agreement with TAM was most recently approved by Holders on December 21, 2012 in connection with certain changes to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the Portfolio’s investment management agreement with TAM on June 9 - 10, 2026.

Pursuant to the investment management agreement, TAM is responsible for providing continuous and regular investment management services, including management and supervision of the Portfolio’s investments and investment program, and providing supervisory, compliance and administrative services to the Portfolio. TAM is authorized to enter into contracts with one or more sub-

1 TAM and the Trust entered into an investment management agreement with respect to the Portfolio effective March 1, 2016 under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee. Prior to March 1, 2016, the Portfolio paid investment advisory and administrative services fees pursuant to separate agreements.

advisers to perform certain duties of TAM under the investment management agreement. TAM has recommended, and the Board has approved (subject to Holder approval), the appointment of AUIM as a new sub-adviser to the Portfolio, in addition to JPMorgan. TAM would oversee AUIM and monitor its buying and selling of portfolio securities, its management services and its investment performance. TAM is paid investment management fees for its service as investment manager to the Portfolio. The management fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $6,361,007 in management fees for the fiscal year ended December 31, 2025. If this Proposal I is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment management fee it receives from the Portfolio.

TAM acts as a manager of managers for the Portfolio pursuant to an exemptive order from the SEC (Release IC- 23379 dated August 5, 1998). That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Under the terms of the exemptive order, TAM may not enter into a new sub-advisory agreement with AUIM, an affiliate of TAM, without such agreement being approved by the Holders of the Portfolio. This is the reason that Holder approval of this Proposal I is being sought.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment management services provided to the Portfolio by TAM. TAM will continue to provide investment management services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of the Portfolio’s sub-advisers.

No officer or Board Member is a director, officer or employee of AUIM. No officer or Board Member, through the ownership of securities or otherwise, has any other material direct or indirect interest in AUIM or any other person controlling, controlled by or under common control with AUIM. Since the Record Date, none of the Board Members have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which AUIM or any of its affiliates was or is to be a party.

In connection with the proposed appointment of AUIM as co-sub-adviser and the related changes to the Portfolio’s investment strategies, the Portfolio is expected to engage in extensive purchases and sales of portfolio holdings to align the Portfolio with its changed investment strategies. This repositioning of the Portfolio may have a negative impact on performance by increasing brokerage commissions and/or other transaction costs.

Based on AUIM’s experience and TAM’s desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the revised investment strategies of the Portfolio, among other things, TAM recommended to the Board that AUIM be appointed as a new co-sub-adviser to the Portfolio and the Board has approved AUIM’s appointment, subject to Holder approval. JPMorgan will continue to serve as a co-sub-adviser to the Portfolio, and the JPM Tactical Allocation Sub-Advisory Agreement will remain in effect on behalf of the Portfolio. Holders are not being asked to approve the JPM Tactical Allocation Sub-Advisory Agreement.

Please see “Additional Information Concerning Other Portfolio Changes” below for a discussion of the other changes that would be implemented if Proposal I is approved by Holders of the Portfolio.

If Proposal I is approved by Holders, the appointment of AUIM as co-sub-adviser and the related changes are anticipated to become effective on or about November 1, 2026.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New AUIM Tactical Allocation Sub-Advisory Agreement. The terms of the New AUIM Tactical Allocation Sub-Advisory Agreement are similar to those of the JPM Tactical Allocation Sub-Advisory Agreement. A copy of the form of New AUIM Tactical Allocation Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New AUIM Tactical Allocation Sub-Advisory Agreement.

In connection with the addition of AUIM as co-sub-adviser to the Portfolio, TAM proposed and the Board approved reducing the Portfolio’s management fee and sub-advisory fee schedules, as well as reducing the expense limitations for each share class of the Portfolio through May 1, 2028.

Under the terms of the New AUIM Tactical Allocation Sub-Advisory Agreement, subject to the supervision of the Board and TAM, AUIM will manage the investment and reinvestment of the Portfolio’s assets, all without prior consultation with TAM, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s current prospectus and statement of additional information, as may be amended from time to time, and any written instructions which TAM or the

Portfolio’s Board may issue from time-to-time in accordance therewith. In pursuance of the foregoing, AUIM will make all determinations with respect to the purchase and sale of portfolio securities and take such action necessary to implement the same. AUIM shall render regular reports to the Trust’s Board of Trustees and TAM concerning the investment activities of the Portfolio.

The New AUIM Tactical Allocation Sub-Advisory Agreement provides that AUIM will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to AUIM, or to any other Portfolio or account over which AUIM or its affiliates exercise investment discretion. The New AUIM Tactical Allocation Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, AUIM may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where AUIM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or AUIM’s overall responsibilities with respect to the Portfolio and to other portfolios and clients for which AUIM exercises investment discretion. The Board may adopt policies and procedures that modify and restrict AUIM’s authority regarding the execution of the Portfolio’s portfolio transactions.

The New AUIM Tactical Allocation Sub-Advisory Agreement states that in connection with the placement of orders for the execution of portfolio transactions of the Portfolio, AUIM shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Portfolio and shall be available for inspection and use by the SEC, the Portfolio, TAM or any person retained by the Portfolio at reasonable times. Where applicable, such records shall be maintained by AUIM for the periods and in the places required by applicable recordkeeping rules under the 1940 Act.

The New AUIM Tactical Allocation Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights incident to any securities purchased with, or comprising a portion of, the allocated assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New AUIM Tactical Allocation Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New AUIM Tactical Allocation Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

The New AUIM Tactical Allocation Sub-Advisory Agreement requires that AUIM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to AUIM relating to the services provided pursuant to the New AUIM Tactical Allocation Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

The New AUIM Tactical Allocation Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New AUIM Tactical Allocation Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are expected to decrease as a result of the proposed changes to the management and sub-advisory fee schedules and expense limitation arrangements that are expected to be implemented if Holders approve Proposal I.

The New AUIM Tactical Allocation Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates are participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New AUIM Tactical Allocation Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The New AUIM Tactical Allocation Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Under the New AUIM Tactical Allocation Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New AUIM Tactical Allocation Sub-Advisory Agreement.

If approved by Holders of the Portfolio, the New AUIM Tactical Allocation Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New AUIM Tactical Allocation Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment management agreement with TAM.

The New AUIM Tactical Allocation Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to AUIM, without the payment of any penalty; (iii) may be terminated by AUIM upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by AUIM and shall not be assignable by TAM without the consent of AUIM.

The New AUIM Tactical Allocation Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida without regard to conflicts of laws principles.

Under both the JPM Tactical Allocation Sub-Advisory Agreement and the New AUIM Tactical Allocation Sub-Advisory Agreement, TAM pays the sub-adviser a fee out of the investment management fee TAM receives from the Portfolio. Fees paid to JPMorgan during the Portfolio’s most recent fiscal year ended December 31, 2025 were $2,704,511. If Proposal I is approved by Holders, the Portfolio’s investment management and aggregate sub-advisory fee schedules would be reduced.

MANAGEMENT FEES

If Proposal I is approved by Holders, TAM and the Board have agreed to amend the management fee rate schedule under the Portfolio’s Management Agreement to reduce the management fees payable by the Portfolio. If Proposal I is approved by Holders, the Portfolio will pay TAM a management fee on an annual basis the following management fee based on its average daily net assets:

First $500 million	0.52%
Over $500 million up to $1 billion	0.50%
Over $1 billion up to $1.5 billion	0.49%
Over $1.5 billion up to $2 billion	0.48%
In excess of $2 billion	0.47%

Currently, the Portfolio pays TAM a management fee of 0.73% of the first $500 million; 0.705% over $500 million up to $750 million; 0.68% over $750 million up to $1.5 billion; 0.67% over $1.5 billion up to $2 billion; and 0.65% in excess of $2 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

As of the Record Date, the net assets of the Portfolio were $813,158,191.

TAM currently has contractually agreed through May 1, 2027 to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses exceed 0.81% for Initial Class shares and 1.06% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’s total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

If Proposal I is approved, TAM has agreed to reduce the expense cap to 0.64% for Initial Class shares and 0.89% for Service Class shares through May 1, 2028.

The following chart compares the actual management fees paid by the Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2025 to a hypothetical example of management fees that would have been paid by the Portfolio to TAM for the same period under the proposed new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Paid to TAM from January 1, 2025 through December 31, 2025 under Current Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2025 through December 31, 2025 under Proposed New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$6,361,007	$4,597,431	-28%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$6,361,007	$4,597,431	-28%

SUB-ADVISORY FEES

If Proposal I is approved by Holders, under the New AUIM Tactical Allocation Sub-Advisory Agreement, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.12% of the first $1 billion

0.05% in excess of $1 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with the following: (1) Transamerica Core Bond; (2) Transamerica Aegon Core Bond VP; and (3) the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP and Transamerica Multi-Managed Conservative VP that are sub-advised by AUIM. Also included are the portion of assets of Balanced Retirement Opportunities and Bond Retirement Opportunities, each a separately managed account of TLIC that is advised by AUIM.

If Proposal I is approved by Holders and the multi-manager structure is implemented, TAM and JPMorgan have agreed to amend the JPM Tactical Allocation Sub-Advisory Agreement to reduce the sub-advisory fees payable by TAM (not the Portfolio) to JPMorgan. If Proposal I is approved by Holders, under the JPM Tactical Allocation Sub-Advisory Agreement, TAM (not the Portfolio) will pay JPMorgan sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.1125% of the first $2 billion

0.0975% over $2 billion up to $3 billion

0.09% over $3 billion up to $4 billion

0.0825% in excess of $4 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with the following: (1) Transamerica JPMorgan Enhanced Index VP; and (2) the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP and Transamerica Multi-Managed Conservative VP that are sub-advised by JPMorgan. Also included are the portion of assets of Balanced Retirement Opportunities, a separately managed account of TLIC that is sub-advised by JPMorgan. Effective May 1, 2020, JPMorgan agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by JPMorgan upon obtaining consent from TAM.

Currently, TAM pays sub-advisory fees to JPMorgan of 0.336% of the first $150 million; 0.306% over $150 million up to $500 million; and 0.29% in excess of $500 million for its services with respect to the Portfolio’s average daily net assets on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to JPMorgan (net of fees reimbursed) for the fiscal year ended December 31, 2025 to a hypothetical example of sub-advisory fees that would have been paid by TAM to AUIM and JPMorgan together as co-sub-advisers for the same period under the new sub-advisory fee arrangements, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Paid by TAM to JPMorgan from January 1, 2025 through December 31, 2025 under the current Sub-Advisory Agreement	Hypothetical Aggregate Sub-Advisory Fees Payable by TAM to AUIM and JPMorgan together as co-sub- advisers from January 1, 2025 through December 31, 2025 under the new sub-advisory arrangements	Percent Difference
$2,704,511	$679,479	-75%

Amounts paid to TAM, other than management fees, and to affiliates of TAM during the fiscal year ended December 31, 2025 by the Portfolio and the services for which the amounts were paid, if any, are listed below. There were no other material payments by the Portfolio to JPMorgan, TAM, or any of their affiliates during that period.

	Payments to TAM (or its affiliates)
	As of Date:	TAM	Transfer Agent	Distribution
Transamerica JPMorgan Tactical Allocation VP	12/31/2025	$0	$9,817	$2,073,888

Evaluation by the Board

At a meeting of the Board held on June 9 - 10, 2026, the Board considered the addition of AUIM as an additional sub-adviser to the Portfolio, the approval of the New AUIM Tactical Allocation Sub-Advisory Agreement, the approval of a revised sub-advisory fee schedule with JPMorgan under the JPM Tactical Allocation Sub-Advisory Agreement as well as the approval of a revised management fee schedule for the Portfolio.

Following its review and consideration, the Board determined that the terms of the New AUIM Tactical Allocation Sub-Advisory Agreement were reasonable and that the addition of AUIM as an additional sub-adviser to the Portfolio and the approval of the New AUIM Tactical Allocation Sub-Advisory Agreement were in the best interests of the Portfolio and its investors. The Board, including the Board Members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), unanimously approved the New AUIM Tactical Allocation Sub-Advisory Agreement for an initial period of two years.

Prior to reaching their decision, the Board Members requested and received certain information from TAM and AUIM. They then reviewed such information as they deemed reasonably necessary to evaluate the New AUIM Tactical Allocation Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio and from AUIM as part of their regular oversight of other funds sub-advised by AUIM, and knowledge they gained over time through meeting with TAM and AUIM. Among other materials, the Board Members considered performance, fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM, AUIM or JPMorgan present and were represented throughout the process by their independent legal counsel. In considering whether to approve the New AUIM Tactical Allocation Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by AUIM under the AUIM Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and AUIM regarding the operations, facilities, organization and personnel of AUIM, the ability of AUIM to perform its duties under the New AUIM Tactical Allocation Sub-Advisory Agreement, and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that (i) AUIM is an experienced asset management firm; (ii) TAM is recommending that AUIM be appointed as an additional sub-adviser to the Portfolio; and (iii) TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of AUIM’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered AUIM’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies. They further noted that, under the proposed multi-manager structure, AUIM would manage a fixed-income sleeve representing approximately 70% of the Portfolio’s net assets using the Aegon US Core Aggregate Fixed Income strategy and JPMorgan would manage an equity sleeve representing approximately 30% of the Portfolio’s net assets using the JPMorgan Research Enhanced Index 150 strategy, which strategy differs from the strategy JPMorgan formerly used to manage the Portfolio.

The Board Members noted that TAM had advised the Board that neither the approval of the AUIM Sub-Advisory Agreement, the approval of the revised sub-advisory fee schedule under the JPM Tactical Allocation Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its investors, including compliance services. Based on these and other considerations, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that the appointment of AUIM is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered the investment management experience, capabilities and resources of AUIM and JPMorgan. The Board Members reviewed the historical performance of the Portfolio for the past 1-, 3-, 5-, and 10-year periods ended March 31, 2026, as compared to: (i) the proposed strategy; (ii) the benchmark that TAM utilizes to measure performance of the Portfolio; and (iii) the Portfolio’s Morningstar category median. The Board Members noted that the proposed strategy outperformed the Portfolio over the past 1-, 3-, 5- and 10-year periods, outperformed the benchmark that TAM utilizes to measure performance of the Portfolio over the past 10-year period, was in line with the benchmark over the past 5-year period and underperformed the benchmark over the past 1- and 3-year periods. The Board further noted that the proposed strategy outperformed the Portfolio’s Morningstar category median over the past 1-, 3-, 5- and 10-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AUIM, the Board concluded that each of AUIM and JPMorgan is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the proposed sub-advisory fee schedule under the New AUIM Tactical Allocation Sub-Advisory Agreement and the proposed reduction in the sub-advisory fee schedule under the JPM Tactical Allocation Sub-Advisory Agreement, noting that the proposed sub-advisory fees payable by TAM to both of AUIM and JPMorgan combined are lower than the sub-advisory fees currently paid by TAM to JPMorgan. The Board Members noted that the management fee schedule for the Portfolio would also decrease and that there would be a decrease in the total expense ratio of each class of the Portfolio.

The Board Members considered that TAM had negotiated with AUIM to have the portion of the Portfolio’s assets that would be managed by AUIM aggregated with the assets of Transamerica Core Bond, Transamerica Aegon Core Bond VP and the portions of the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP and certain separately managed accounts of Transamerica Life Insurance Company that are sub-advised by AUIM, for purposes of computing breakpoints in the new sub-advisory fee schedule with AUIM (“AUIM Asset Aggregation”). The Board Members similarly considered that TAM had negotiated with JPMorgan to have the portion of the Portfolio’s assets that would be managed by JPMorgan aggregated with the assets of Transamerica JPMorgan Enhanced Index VP and the portions of the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP and certain separately managed accounts of Transamerica Life Insurance Company that are sub-advised by JPMorgan, for purposes of computing breakpoints in the new sub-advisory fee schedule with JPMorgan (“JPMorgan Asset Aggregation” and together with AUIM Asset Aggregation, “Asset Aggregation”)

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fees by TAM to AUIM and JPMorgan and accounting for the manage fee reduction and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of investors, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board determined that the proposed management and sub-advisory fee schedules for the Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to JPMorgan, the Board Members noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and JPMorgan, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. With respect to AUIM, the Board Members noted that the sub-advisory fee would be paid to an affiliate of TAM. As a result, the Board Members focused on profitability information for TAM, AUIM and their affiliates in the aggregate with respect to the Portfolio. The Board reviewed pro forma estimated profitability information provided by TAM, noting that, based on assets as of March 31, 2026, the net management fee retained by TAM and the overall profitability to the Transamerica/Aegon organization with respect to the Portfolio would increase and the overall net management fees retained by TAM with respect to assets sub-advised by AUIM and JPMorgan would increase due to Asset Aggregation. The Board considered TAM’s view that the revised net management fees would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New AUIM Tactical Allocation Agreement and the revised JPM Tactical Allocation Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in the sub-advisory fee schedules. The Board Members noted that the revised management fee schedule and new sub-advisory fee schedules reflect additional breakpoint levels relative to the current fee schedules, which would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to AUIM and JPMorgan, in light of any economies of scale experienced in the future.

Benefits to the Sub-Adviser from its Relationship with the Portfolio. The Board considered other benefits expected to be derived by AUIM from its relationship with the Portfolio. The Board noted that AUIM had indicated it would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Portfolio.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the approval of the New AUIM Tactical Allocation Sub-Advisory Agreement were in the best interests of the Portfolio and its investors and voted to approve the revised management fee schedule, the revised sub-advisory fee schedule under the JPM Tactical Allocation Sub-Advisory Agreement and the New AUIM Tactical Allocation Sub-Advisory Agreement.

In the event that Holders do not approve this Proposal I, the Board will determine the appropriate course of action with respect to the management of the Portfolio. The implementation of this Proposal I is not contingent upon the approval of any other proposal or proposals.

Your Board recommends that you vote “FOR” the approval of the New AUIM Tactical Allocation Sub-Advisory Agreement.

TRANSAMERICA SERIES TRUST PROPOSAL II — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

TRANSAMERICA MADISON DIVERSIFIED INCOME VP

(To be voted on by Holders of Transamerica Madison Diversified Income VP).

This Proposal II is to be voted on by Holders of Transamerica Madison Diversified Income VP (for purposes of this proposal, the “Portfolio”), a series of Transamerica Series Trust (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved: (i) the termination of Madison Asset Management, LLC (“Madison”) as sub-adviser to the Portfolio; (ii) a new investment sub-advisory agreement between Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, with respect to the Portfolio (the “New AUIM Diversified Income Sub-Advisory Agreement”); and (iii) a new investment sub-advisory agreement between J.P. Morgan Investment Management Inc. (“JPMorgan”) and TAM with respect to the Portfolio (the “New JPMorgan Diversified Income Sub-Advisory Agreement”). At the Special Meeting, Holders will be asked to approve the New AUIM Tactical Allocation Sub-Advisory Agreement. Because AUIM is an affiliate of TAM, under the terms of TAM’s manager of managers exemptive relief, the New AUIM Diversified Income Sub-Advisory Agreement must be approved by Holders. TAM will continue to serve as the Portfolio’s investment manager.

The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Portfolio as defined in the 1940 Act), has reviewed and approved Proposal II and determined that Proposal II is in the best interests of the Portfolio. The Board unanimously recommends that Holders vote “FOR” Proposal II.

The New JPMorgan Diversified Income Sub-Advisory Agreement does not require Holder approval, because JPMorgan is not affiliated with TAM. However, the appointment of JPMorgan as a sub-adviser is subject to Holder approval of the New AUIM Diversified Income Sub-Advisory Agreement. Information regarding the New JPMorgan Diversified Income Sub-Advisory Agreement and the Board’s evaluation of the New JPMorgan Diversified Income Sub-Advisory Agreement is provided below under “Additional Information Regarding the New JPMorgan Diversified Income Sub-Advisory Agreement for Holders of Transamerica Madison Diversified Income VP.”

If Proposal II is approved by Holders of the Portfolio, AUIM and JPMorgan would become co-sub-advisers to the Portfolio. AUIM would sub-advise the fixed-income sleeve of the Portfolio and JPMorgan would sub-advise the equity sleeve of the Portfolio. The implementation of the proposed changes to the Portfolio, including the transition to a multi-managed structure through the addition of AUIM along with JPMorgan, the Portfolio’s current sub-adviser, are subject to Holder approval of the New AUIM Diversified Income Sub-Advisory Agreement.

If Proposal II is approved by Holders of the Portfolio, there would also be changes to the name, principal investment strategies, principal risks, management and sub-advisory fee schedules, expense limitation arrangements, portfolio managers and secondary benchmarks for the Portfolio, as discussed further below in the section entitled “Additional Information Concerning the Other Portfolio Changes.” These changes do not require approval by Holders.

Currently, Madison serves as the sub-adviser to the Portfolio and is a party to an investment sub-advisory agreement with TAM with respect to the Portfolio (the “Madison Sub-Advisory Agreement”). Under the Madison Sub-Advisory Agreement, dated December 1, 2023, Madison provides sub-advisory services to the Portfolio in a manner consistent with the terms of the Madison Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolio. The Madison Sub-Advisory Agreement was last approved by the Trust’s Board on June 9 - 10, 2026.

A general description of the proposed New AUIM Diversified Income Sub-Advisory Agreement is included below. The terms of the New AUIM Diversified Income Sub-Advisory Agreement are substantially similar to those of the Madison Sub-Advisory Agreement. The Board approved the New AUIM Diversified Income Sub-Advisory Agreement at a meeting held on June 9 - 10, 2026. Holder approval of the New AUIM Diversified Income Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New AUIM Diversified Income Sub-Advisory Agreement is included in Appendix A.

The Portfolio’s investment management agreement with TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, is dated March 1, 2016.2 The prior investment advisory agreement with TAM was most recently approved by Holders on December 21, 2012 in connection with certain changes to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the Portfolio’s investment management agreement with TAM on June 9 - 10, 2026.

Pursuant to the investment management agreement, TAM is responsible for providing continuous and regular investment management services, including management and supervision of the Portfolio’s investments and investment program, and providing supervisory, compliance and administrative services to the Portfolio. TAM is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment management agreement. TAM has recommended, and the Board has approved (subject to Holder approval), the appointment of AUIM as a new sub-adviser to the Portfolio, replacing Madison. TAM would oversee AUIM and monitor its buying and selling of portfolio securities, its management services and its investment performance. TAM is paid investment management fees for its service as investment manager to the Portfolio. The management fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $808,757 in management fees for the fiscal year ended December 31, 2025. If this Proposal II is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment management fee it receives from the Portfolio.

TAM acts as a manager of managers for the Portfolio pursuant to an exemptive order from the SEC (Release IC- 23379 dated August 5, 1998). That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser. Under the terms of the exemptive order, TAM may not enter into a new sub-advisory agreement with AUIM, an affiliate of TAM, without such agreement being approved by the Holders of the Portfolio. This is the reason that Holder approval of this Proposal II is being sought. Holders are not being asked to approve the appointment of JPMorgan as sub-adviser to the Portfolio, or approve the new investment sub-advisory agreement between TAM and JPMorgan on behalf of the Portfolio.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment management services provided to the Portfolio by TAM. TAM will continue to provide investment management services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of the Portfolio’s sub-advisers.

No officer or Board Member of the Trust is a director, officer or employee of AUIM. No officer or Board Member of the Trust, through the ownership of securities or otherwise, has any other material direct or indirect interest in AUIM or any other person controlling, controlled by or under common control with AUIM. Since the Record Date, none of the Board Members of the Trust have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which AUIM or any of its affiliates was or is to be a party.

In connection with the proposed appointment of AUIM and JPMorgan as co-sub-advisers and the related changes to the Portfolio’s investment strategies, the Portfolio is expected to engage in extensive purchases and sales of portfolio holdings to align the Portfolio with its changed investment strategies. This repositioning of the Portfolio may have a negative impact on performance by increasing brokerage commissions and other transaction costs.

Based on AUIM’s experience and TAM’s desire to engage a sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the revised investment strategies of the Portfolio, among other things, TAM recommended to the Board that AUIM be appointed as a new co-sub-adviser of the Portfolio and the Board has approved AUIM’s appointment, subject to Holder approval. As noted above, if Proposal II is approved by Holders, JPMorgan would also serve as a co-sub-adviser of the Portfolio. Please see “Additional Information Regarding the New JPMorgan Diversified Income Sub-Advisory Agreement for Holders of Transamerica Madison Diversified Income VP” below for more information regarding the appointment of JPMorgan as a co-sub-adviser of the Portfolio.

Please see “Additional Information Concerning Other Portfolio Changes” below for a discussion of the other changes that would be implemented if Proposal II is approved by Holders of the Portfolio.

2 TAM and the Trust entered into an investment management agreement with respect to the Portfolio effective March 1, 2016 under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee. Prior to March 1, 2016, the Portfolio paid investment advisory and administrative services fees pursuant to separate agreements.

If Proposal II is approved by Holders, AUIM and JPMorgan are expected to be appointed as co-sub-advisers to the Portfolio, and the related changes are anticipated to become effective on or about November 1, 2026.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New AUIM Diversified Income Sub-Advisory Agreement and a comparison with the terms of the Madison Sub-Advisory Agreement. A copy of the form of New AUIM Diversified Income Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New AUIM Diversified Income Sub-Advisory Agreement.

In connection with the addition of AUIM as co-sub-adviser to the Portfolio, TAM proposed and the Board approved reducing the Portfolio’s management fee and sub-advisory fee schedules, as well as reducing the expense limitations for each share class of the Portfolio through May 1, 2028.

Under the terms of the New AUIM Diversified Income Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, AUIM will manage the investment and reinvestment of the Portfolio’s assets, all without prior consultation with TAM, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s current prospectus and statement of additional information, as may be amended from time to time, and any written instructions which TAM or the Portfolio’s Board may issue from time-to-time in accordance therewith. In pursuance of the foregoing, AUIM will make all determinations with respect to the purchase and sale of portfolio securities and takes such action necessary to implement the same. AUIM shall render regular reports to the Trust’s Board of Trustees and TAM concerning the investment activities of the Portfolio. The Madison Sub-Advisory Agreement addresses the services to be provided in a similar manner.

The New AUIM Diversified Income Sub-Advisory Agreement provides that AUIM will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to AUIM, or to any other Portfolio or account over which AUIM or its affiliates exercise investment discretion. The New AUIM Diversified Income Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, AUIM may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where AUIM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or AUIM’s overall responsibilities with respect to the Portfolio and to other portfolios and clients for which AUIM exercises investment discretion. The Trust’s Board may adopt policies and procedures that modify and restrict AUIM’s authority regarding the execution of the Portfolio’s portfolio transactions. The Madison Sub-Advisory Agreement contains similar provisions.

The New AUIM Diversified Income Sub-Advisory Agreement states that in connection with the placement of orders for the execution of portfolio transactions of the Portfolio, AUIM shall create and maintain all necessary records in accordance with applicable laws, rules and regulations. All records shall be the property of the Portfolio and shall be available for inspection and use by the SEC, the Portfolio, TAM or any person retained by the Portfolio at reasonable times. Where applicable, such records shall be maintained by AUIM for the periods and in the places required by applicable recordkeeping rules under the 1940 Act. The Madison Sub-Advisory Agreement contains similar provisions.

The New AUIM Diversified Income Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights incident to any securities purchased with, or comprising a portion of, the allocated assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New AUIM Diversified Income Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Madison Sub-Advisory Agreement also contains these provisions.

The New AUIM Diversified Income Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings. The Madison Sub-Advisory Agreement also contains these provisions.

The New AUIM Diversified Income Sub-Advisory Agreement requires that AUIM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to AUIM relating to the services provided pursuant to the New AUIM Diversified Income Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Madison Sub-Advisory Agreement also contains such provisions.

The New AUIM Diversified Income Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New AUIM Diversified Income Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are expected to decrease as a result of the proposed changes to the management and sub-advisory fee schedules and expense limitation arrangements that are expected to be implemented if Holders approve Proposal II.

The New AUIM Diversified Income Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates are participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New AUIM Diversified Income Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The New AUIM Diversified Income Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time. The Madison Sub-Advisory Agreement does not contain similar provisions.

Under the New AUIM Diversified Income Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New AUIM Diversified Income Sub-Advisory Agreement. The Madison Sub-Advisory Agreement also contains these provisions.

If approved by Holders of the Portfolio, the New AUIM Diversified Income Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New AUIM Diversified Income Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment management agreement with TAM.

The New AUIM Diversified Income Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to AUIM, without the payment of any penalty; (iii) may be terminated by AUIM upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by AUIM and shall not be assignable by TAM without the consent of AUIM. The Madison Sub-Advisory Agreement contains similar provisions.

The New AUIM Diversified Income Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida without regard to conflicts of laws principles. The Madison Sub-Advisory Agreement contains similar provisions.

Under both the New AUIM Diversified Income Sub-Advisory Agreement and the Madison Sub-Advisory Agreement, TAM pays the sub-adviser a fee out of the investment management fee TAM receives from the Portfolio. Fees paid to Madison during the Portfolio’s most recent fiscal year ended December 31, 2025 were $276,968. If Proposal II is approved by Holders, the Portfolio’s investment management and aggregate sub-advisory fee schedules would be reduced.

MANAGEMENT FEES

If Proposal II is approved by Holders, TAM and the Board have agreed to amend the management fee rate schedule under the Portfolio’s Management Agreement to reduce the management fees payable by the Portfolio. If Proposal II is approved by Holders, the Portfolio will pay TAM on an annual basis the following management fee based on its average daily net assets:

First $500 million	0.53%
Over $500 million up to $1 billion	0.51%
Over $1 billion up to $1.5 billion	0.50%
Over $1.5 billion up to $2 billion	0.49%
In excess of $2 billion	0.48%

Currently, the Portfolio pays TAM a management fee of 0.73% of the first $500 million; 0.70% over $500 million up to $1 billion; and 0.68% in excess of $1 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

As of the Record Date, the net assets of the Portfolio were $100,866,070.

TAM currently has contractually agreed through May 1, 2027 to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses exceed 0.84% for Initial Class shares and 1.09% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’s total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

If Proposal II is approved, TAM has agreed to reduce the expense cap to 0.69% for Initial Class shares and 0.94% for Service Class shares through May 1, 2028.

The following chart compares the actual management fees paid by the Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2025 to a hypothetical example of management fees that would have been paid by the Portfolio to TAM for the same period under the proposed new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Paid to TAM from January 1, 2025 through December 31, 2025 under Current Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2025 through December 31, 2025 under Proposed New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$808,747	$576,094	-29%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$808,747	$576,194	-29%

SUB-ADVISORY FEES

If Proposal II is approved by Holders, under the New AUIM Diversified Income Sub-Advisory Agreement, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.12% of the first $1 billion

0.05% in excess of $1 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with the following: (1) Transamerica Core Bond; (2) Transamerica Aegon Core Bond VP; and (3) the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP and Transamerica Multi-Managed Conservative VP that are sub-advised by AUIM. Also included are the portion of assets of Balanced Retirement Opportunities and Bond Retirement Opportunities, each a separately managed account of TLIC that is advised by AUIM.

If Proposal II is approved by Holders and JPMorgan is appointed as a co-sub-adviser of the Portfolio, TAM (not the Portfolio) will pay JPMorgan sub-advisory fees pursuant to the JPMorgan Diversified Income Sub-Advisory Agreement, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.1125% of the first $2 billion

0.0975% over $2 billion up to $3 billion

0.09% over $3 billion up to $4 billion

0.0825% in excess of $4 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with the following: (1) Transamerica JPMorgan Enhanced Index VP; and (2) the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Moderately Conservative VP and Transamerica Multi-Managed Conservative VP that are sub-advised by JPMorgan. Also included are the portion of assets of Balanced Retirement Opportunities, a separately managed account of TLIC that is sub-advised by JPMorgan. Effective May 1, 2020, JPMorgan agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by JPMorgan upon obtaining consent from TAM.

Currently, TAM pays sub-advisory fees to Madison of 0.25% of the first $500 million; 0.22% over $500 million up to $1 billion; and 0.20% in excess of $1 billion for its services with respect to the Portfolio’s average daily net assets on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to Madison (net of fees reimbursed) for the fiscal year ended December 31, 2025 to a hypothetical example of sub-advisory fees that would have been paid by TAM to AUIM and JPMorgan together as co-sub-advisers for the same period under the new sub-advisory fee arrangements, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Paid by TAM to Madison from January 1, 2025 through December 31, 2025 under the current Sub-Advisory Agreement	Hypothetical Aggregate Sub-Advisory Fees Payable by TAM to AUIM and JPMorgan together as co-sub- advisers from January 1, 2025 through December 31, 2025 under the new sub-advisory arrangements	Percent Difference
$276,968	$88,120	-68%

Amounts paid to TAM, other than management fees, and to affiliates of TAM during the fiscal year ended December 31, 2021 by the Portfolio and the services for which the amounts were paid, if any, are listed below. There were no other material payments by the Portfolio to Madison, TAM, or any of their affiliates during that period.

	Payments to TAM (or affiliates)
	As of Date:	TAM	Transfer Agent	Distribution
Transamerica Madison Diversified Income VP	12/31/2025	$0	$1,222	$276,968

Evaluation by the Board

At a meeting of the Board held on June 9 - 10, 2026, the Board considered the termination of Madison as sub-adviser to the Portfolio and the approval of the New AUIM Diversified Income Sub-Advisory Agreement and the JPMorgan Diversified Income Sub-Advisory Agreement (together, the “New Sub-Advisory Agreements”) as well as the approval of a revised management fee schedule for the Portfolio.

Following its review and consideration, the Board determined that the terms of the New Sub-Advisory Agreements were reasonable and that the termination of Madison as sub-adviser to the Portfolio and the approval of the New Sub-Advisory Agreements were in the best interests of the Portfolio and its investors. The Board, including the Board Members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), authorized TAM to terminate the sub-advisory agreement with Madison and unanimously approved the New Sub-Advisory Agreements for an initial period of two years.

Prior to reaching their decision, the Board Members requested and received certain information from TAM, AUIM and JPMorgan. They then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements, including information they had previously received from TAM as part of their regular oversight of the Portfolio and from AUIM and JPMorgan as part of their regular oversight of other funds sub-advised by AUIM and JPMorgan, and knowledge they gained over time through meeting with TAM, AUIM and JPMorgan. Among other materials, the Board Members considered performance, fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM, AUIM or JPMorgan present and were represented throughout the process by their independent legal counsel. In considering whether to approve the New Sub-Advisory Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by AUIM and JPMorgan under the New Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM, AUIM and JPMorgan regarding the operations, facilities, organization and personnel of each of AUIM and JPMorgan, the ability of each of AUIM and JPMorgan to perform its duties under the applicable New Sub-Advisory Agreement, and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that (i) each of AUIM and JPMorgan is an experienced asset management firm; (ii) TAM is recommending that AUIM and JPMorgan be appointed as sub-advisers to the Portfolio; and (iii) TAM believes that each of AUIM and JPMorgan has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of each of AUIM and JPMorgan’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered each of AUIM’s and JPMorgan’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies that each would manage for the Portfolio. They further noted that, under the proposed multi-manager structure, AUIM would manage a fixed-income sleeve representing approximately 60% of the Portfolio’s net assets using the Aegon US Core Aggregate Fixed Income strategy, and JPMorgan would manage an equity sleeve representing approximately 40% of the Portfolio’s net assets using the JPMorgan Research Enhanced Index 150 strategy.

The Board Members noted that TAM had advised the Board that neither the approval of the New Sub-Advisory Agreements nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its investors, including compliance services. Based on these and other considerations, the Board Members determined that each of AUIM and JPMorgan can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that the appointment of AUIM and JPMorgan is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered the investment management experience, capabilities and resources of each of AUIM and JPMorgan. The Board Members reviewed the historical performance of the Portfolio for the past 1-, 3-, 5-, and 10-year periods ended March 31, 2026, as compared to: (i) the proposed strategy; (ii) the benchmark that TAM utilizes to measure performance of the Portfolio; and (iii) the Portfolio’s Morningstar category median. The Board Members noted that the proposed strategy outperformed the Portfolio over the past 1-, 3-, 5- and 10-year periods, outperformed the benchmark that TAM utilizes to measure performance of the Portfolio over the past 5- and 10-year periods and underperformed the benchmark over the past 1- and 3-year periods. The Board further noted that the proposed strategy outperformed the Portfolio’s Morningstar category median over the past 3-, 5- and 10-year periods and underperformed the median for the past 1-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by AUIM and JPMorgan, the Board concluded that each of AUIM and JPMorgan is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the proposed sub-advisory fee schedules under the New Sub-Advisory Agreements, noting that the proposed sub-advisory fees payable by TAM to both of AUIM and JPMorgan combined are lower than the sub-advisory fees currently paid by TAM to Madison. The Board Members noted that the management fee schedule for the Portfolio would also decrease and that there would be a decrease in the total expense ratio of each class of the Portfolio.

The Board Members considered that TAM had negotiated with AUIM to have the portion of the Portfolio’s assets that would be managed by AUIM aggregated with the assets of Transamerica Core Bond, Transamerica Aegon Core Bond VP and the portions of the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Conservative VP and certain separately managed accounts of Transamerica Life Insurance Company that are sub-advised by AUIM, for purposes of computing breakpoints in the new sub-advisory fee schedule with AUIM (“AUIM Asset Aggregation”). The Board Members similarly considered that TAM had negotiated with JPMorgan to have the portion of the Portfolio’s assets that would be managed by JPMorgan aggregated with the assets of Transamerica JPMorgan Enhanced Index VP and the portions of the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Conservative VP and certain separately managed accounts of Transamerica Life Insurance Company that are sub-advised by JPMorgan, for purposes of computing breakpoints in the new sub-advisory fee schedule with JPMorgan (“JPMorgan Asset Aggregation” and together with AUIM Asset Aggregation, “Asset Aggregation”).

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fees by TAM to AUIM and JPMorgan and accounting for the management fee reduction and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of investors, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board determined that the proposed management and sub-advisory fee schedules for the Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to JPMorgan, the Board Members noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and JPMorgan, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. With respect to AUIM, the Board Members noted that the sub-advisory fee would be paid to an affiliate of TAM. As a result, the Board Members focused on profitability information for TAM, AUIM and their affiliates in the aggregate with respect to the Portfolio. The Board reviewed pro forma estimated profitability information provided by TAM, noting that, based on assets as of March 31, 2026, although the net management fee retained by TAM with respect to the Portfolio would decrease, the overall net management fees retained by TAM with respect to assets sub-advised by AUIM and JPMorgan would increase due to Asset Aggregation.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in the sub-advisory fee schedules. The Board Members noted that the revised management fee schedule and new sub-advisory fee schedules reflect additional breakpoint levels relative to the current fee schedules, which would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to AUIM and JPMorgan, in light of any economies of scale experienced in the future.

Benefits to the Sub-Advisers from their Relationship with the Portfolio. The Board considered other benefits expected to be derived by AUIM and JPMorgan from their respective relationship with the Portfolio. The Board noted that TAM believes the receipt of benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) by JPMorgan as a result of JPMorgan’s relationship with the Portfolio is generally appropriate and in the best interests of the Portfolio. The Board noted that AUIM had indicated it would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Portfolio.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the approval of the New Sub-Advisory Agreements were in the best interests of the Portfolio and its investors and voted to approve the revised management fee schedule and the New Sub-Advisory Agreements.

In the event that Holders do not approve this Proposal II, the Board will determine the appropriate course of action with respect to the management of the Portfolio. The implementation of this Proposal II is not contingent upon the approval of any other proposal or proposals.

Your Board recommends that you vote “FOR” the approval of the New AUIM Diversified Income Sub-Advisory Agreement.

PROPOSAL III — APPROVAL TO MODIFY THE MANAGER OF MANAGERS STRUCTURE RELATING TO TRANSAMERICA JPMORGAN TACTICAL ALLOCATION VP AND TRANSAMERICA MADISON DIVERSIFIED INCOME VP TO PERMIT TAM TO ENTER INTO AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH BOTH UNAFFILIATED AND AFFILIATED SUB-ADVISERS

(To be voted on by Holders of each of Transamerica JPMorgan Tactical Allocation VP and Transamerica Madison Diversified Income VP).

The Special Meeting is being held to act on Proposal III for the approval to modify each Portfolio’s manager of managers structure to permit TAM to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Board of Trustees of the Trust (the “Board”).

The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Portfolio as defined in the 1940 Act), has reviewed and approved Proposal III and determined that Proposal III is in the best interests of each Portfolio. The Board unanimously recommends that Holders vote “FOR” Proposal III.

TAM currently acts as a manager of managers for the Portfolios pursuant to an exemptive order from the SEC (Release IC-23379 dated August 5, 1998) (the “Manager of Managers Order”). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The Manager of Managers Order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of an applicable portfolio’s investors, to: (1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any sub-advisory agreement; and (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. More recent SEC exemptive and no-action relief now permit the Manager of Managers Order to be relied upon with respect to sub-advisory agreements with both unaffiliated and affiliated sub-advisers without obtaining Holder approval, provided that the applicable Portfolio obtains Holder approval to operate as a portfolio in a manager of managers structure with respect to affiliated sub-advisers and complies with certain modified conditions.

In general, Section 15(a) of the 1940 Act requires that an investment company must first obtain investor approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement. The Manager of Managers Order currently permits the Trust and TAM to enter into a new sub-advisory agreement with an unaffiliated sub-adviser and materially change the terms of any sub-advisory agreement, subject to the Board’s approval, but without requiring approval from the Portfolio’s shareholders. Because the Manager of Managers Order only applies to unaffiliated sub-advisers, investor approval is currently required to enter into or materially amend sub-advisory agreements with affiliated sub-advisers.

On May 29, 2019, the SEC granted a multi-manager exemptive order to Carillon Series Trust, et al. to permit Carillon Series Trust and Carillon Tower Advisers, Inc. (“Carillon”), its funds’ investment adviser, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers and any sub-adviser that is an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-advisers”) of Carillon Series Trust or Carillon without shareholder approval and to utilize aggregate fee disclosure (“Carillon Order”). On July 9, 2019, the SEC staff granted no-action relief to The BNY Mellon Family of Funds, et al. (“BNY Mellon”) that extended BNY Mellon’s existing multi-manager exemptive order (which only covered both unaffiliated and wholly-owned sub-advisers) to Affiliated Sub-advisers without requiring BNY Mellon to amend its order (the “BNY Letter,” and together with the “Carillon Order,” the “New Relief”). The no-action relief in the BNY Letter may be relied on by other fund complexes that have an existing multi-manager exemptive order, such as the Manager of Managers Order, provided their advisers and funds comply with the conditions of the Carillon Order. Accordingly, the Trust and TAM are seeking shareholder approval so that TAM and the Trust, with respect to each Portfolio, may rely on the New Relief, which would extend the Manager of Managers Order to any sub-advisory agreements with affiliated sub-advisers that may be entered into with respect to the Portfolios.

TAM believes that the New Relief is in the best interests of each Portfolio’s Holders as it will provide TAM and the Board with maximum flexibility to select, monitor and evaluate affiliated sub-advisers without incurring the expense or delay of seeking specific Holder approval. In addition, it will permit each Portfolio to more efficiently and quickly respond to changes in market conditions and other factors. Currently, in order for TAM to appoint a new affiliated sub-adviser or materially amend a sub-advisory agreement with an affiliated sub-adviser, the Trust must hold a special shareholder meeting and solicit votes from the applicable Portfolio’s investors. This process is time consuming and costly. Under the New Relief, TAM and the Board would be able to act more quickly and with less expense to appoint a new affiliated sub-adviser or materially amend a sub-advisory agreement with an affiliated sub-adviser when TAM and the Board believe that the appointment or amendment would benefit that Portfolio and its investors.

If the Portfolios’ Holders approve Proposal III, the Board would continue to oversee the sub-adviser selection process to help ensure that investors’ interests are protected. The Board, including a majority of the Independent Trustees, would also continue to evaluate and approve all new sub-advisory agreements, as well as any material modifications to all sub-advisory agreements, analyzing all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. Approval of Proposal III will not result in an increase or decrease in the total amount of investment management fees paid by the Portfolios to TAM or the sub-advisory fees paid by TAM to the Portfolios’ sub-advisers. Sub-advisory fees are directly paid by TAM to the sub-advisers out of the investment management fees that TAM receives from the Portfolios, and not by the Portfolios.

Similarities and Differences between the Manager of Managers Order and the New Relief

Under the terms of the New Relief, TAM and the Trust would continue to be subject to several conditions imposed by the SEC which are currently applicable under the Manager of Managers Order. For example, in order to rely on the New Relief, as with the Manager of Managers Order, at all times, a majority of the Board must consist of Independent Trustees and the selection and nomination of new or additional Independent Trustees must be placed within the discretion of the then-existing Independent Trustees. In addition, a Trust’s Independent Trustees must be represented by “Independent Legal Counsel” (as such term is defined in Rule 0-1(a)(6) under the 1940 Act). Also, both the Manager of Managers Order and the New Relief permit aggregate fee disclosure.

Under the terms of the New Relief, TAM and the Trust would also be subject to certain new or modified conditions. The significant differences between the Manager of Managers Order and the New Relief are set forth below. Specifically, under the New Relief:

•

TAM will no longer be required to obtain investor approval to enter into or materially amend sub-advisory agreements with Affiliated sub-advisers. As noted above, the Board, including a majority of the Independent Trustees, would also continue to evaluate and approve all new sub-advisory agreements, as well as any material modifications to all sub-advisory agreements.

•

each Portfolio must continue to disclose in its prospectus the existence, substance and effect of the manager-of-managers order, and must also disclose prominently that TAM has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.

•

each Portfolio must continue to furnish to its investors an information statement that contains information about a new sub-adviser and sub-advisory agreement; however, it will no longer be required to furnish such an information statement to investors when an existing sub-advisory agreement is materially modified.

•

the Board must evaluate any material conflicts that may be present in a sub-advisory arrangement whenever a sub-adviser change is proposed for a Portfolio or the Board considers an existing sub-advisory agreement as part of its annual review process. TAM will provide the Board with information regarding any material conflicts that may result from implementation of the New Relief.

•

there would be an explicit requirement to obtain investor approval for any new sub-advisory agreement or any amendment to an existing investment advisory agreement or sub-advisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by a portfolio.

•	TAM would continue to provide the Board with information showing the expected impact on TAM’s profitability whenever a sub-adviser is hired or terminated.

If Holders approve Proposal III with respect to each Portfolio, TAM will determine if and when the Portfolios should rely on the New Relief. The Portfolios’ prospectus and/or statement of additional information will be updated in advance of the New Relief being relied upon by the Portfolios.

If Holders do not approve Proposal III, then Proposal III will not be implemented and each Portfolio will continue to operate under a manager-of-managers structure pursuant to the Manager of Managers Order and TAM will continue to be required to seek approval from investors prior to entering into or materially amending sub-advisory agreements with an Affiliated sub-adviser and the Portfolios will incur proxy and related costs.

Evaluation by the Board

At a meeting held on June 9 - 10, 2026, the Board of Trustees, on behalf of each Portfolio, approved the proposal to have the Portfolio rely on the New Relief and authorized TAM to seek Holder approval.

The Board considered various factors, including:

•

The Board’s own experience since the date of the Manager of Managers Order with the Trust’s Manager of Managers structure and with evaluating and approving the portfolios’ sub-advisers and sub-advisory agreements and the similarities and differences between the relief available under the Manager of Managers Order and the New Relief;

•	The Board’s belief that it will retain sufficient oversight of each Portfolio’s investment sub-advisory arrangements to be able to continue to seek to ensure that investors’ interests are protected whenever TAM selects an affiliated sub-adviser to manage the Portfolio or materially modify an investment sub-advisory agreement with an affiliated sub-adviser on behalf of the Portfolio

•

TAM’s belief that the New Relief is in the best interests of each Portfolio’s investors as it will provide TAM and the Board with maximum flexibility to select, monitor and evaluate affiliated sub-advisers without incurring the expense or delay of seeking Holder approval;

•

The New Relief will permit each Portfolio to more efficiently and quickly respond to changes in market conditions and other factors, including by appointing a new sub-adviser that is an affiliate to a Portfolio if and when TAM and the Board believe that the appointment would benefit a Portfolio and its investors;

•

If TAM and the Board appoint an affiliated sub-adviser to a Portfolio, Holders would receive an information statement containing substantially the same information about the affiliated sub-adviser and the sub-advisory agreement that the Holders would otherwise have received if the Portfolio had been required to send Holders a proxy statement;

•	The delay and costs associated with creating and distributing proxy statements, soliciting Holder votes and holding special meetings;

•

TAM will continue to (a) set each Portfolio’s investment objective and strategies; (b) monitor and evaluate the performance of each Portfolio’s sub-adviser(s); and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with the applicable Portfolio’s investment objectives, policies and restrictions; and

•	No sub-adviser can be appointed, or have its contract materially amended, without the Board’s approval and involvement.

Your Board recommends that you vote “FOR” the approval of the Modified Manager of Managers Structure.

ADDITIONAL INFORMATION REGARDING THE NEW JPMORGAN DIVERSIFIED INCOME SUB-ADVISORY

AGREEMENT FOR HOLDERS OF TRANSAMERICA MADISON DIVERSIFIED INCOME VP

This Joint Proxy Statement also serves as an information statement regarding the New JPMorgan Diversified Income Sub-Advisory Agreement for Holders of Transamerica Madison Diversified Income VP.

As discussed in Proposal II, the Board of Trustees has approved the appointment of JPMorgan as a sub-adviser to manage the equity sleeve of the Portfolio. At a meeting held on June 9 - 10, 2026, the Board approved the New JPMorgan Diversified Income Sub-Advisory Agreement.

TAM serves as a manager of managers for the Portfolio pursuant to an exemptive order from the SEC (Release IC-23379 dated August 5, 1998) (the “Manager of Managers Order”). Subject to Board oversight, TAM oversees and monitors sub-advisers and recommends their selection, retention, and replacement. The Manager of Managers Order permits TAM, subject to Board approval and certain conditions, to enter into sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. A condition of the Manager of Managers Order, however, is that shareholders receive notice and certain information regarding changes in sub-advisers.

Under the terms of the Manager of Managers Order, the New JPMorgan Diversified Income Sub-Advisory Agreement does not require Holder approval, because JPMorgan is not affiliated with TAM. However, the New JPMorgan Diversified Income Sub-Advisory Agreement will not go into effect unless Holders approve the New AUIM Diversified Income Sub-Advisory Agreement, as discussed in Proposal II.

The appointment of JPMorgan is not expected to result in any material changes in the nature or the level of investment management services provided to the Portfolio by TAM. TAM will continue to provide investment management services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of JPMorgan.

No officer or Board Member of the Trust is a director, officer or employee of JPMorgan. No officer or Board Member of the Trust, through the ownership of securities or otherwise, has any other material direct or indirect interest in JPMorgan or any other person controlling, controlled by or under common control with JPMorgan. Since the Record Date, none of the Board Members of the Trust have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which JPMorgan or any of its affiliates was or is to be a party.

General Description of Sub-Advisory Agreement

A general description of the New JPMorgan Diversified Income Sub-Advisory Agreement and a comparison with the terms of the Madison Sub-Advisory Agreement is provided below. The terms of the New JPMorgan Diversified Income Sub-Advisory Agreement are similar to those of the Madison Sub-Advisory Agreement. The Board approved the New JPMorgan Diversified Income Sub-Advisory Agreement on June 9 - 10, 2026. The form of the New JPMorgan Diversified Income Sub-Advisory Agreement is included in Appendix A.

Under the terms of the New JPMorgan Diversified Income Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, JPMorgan will manage the investment and reinvestment of the portion of the Portfolio’s assets allocated to it by TAM, in accordance with the Portfolio’s investment objective, policies, and restrictions, applicable law, and any written instructions issued by TAM or the Board. JPMorgan will determine the securities and other investments to be purchased, held, sold, or exchanged for its allocated portion of the Portfolio and will take such actions as are necessary to implement those decisions. JPMorgan shall render regular reports to the Trust’s Board of Trustees and TAM concerning the investment activities of the Portfolio. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement provides that JPMorgan will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to JPMorgan, or to any other Portfolio or account over which JPMorgan or its affiliates exercise investment discretion. The New JPMorgan Diversified Income Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, JPMorgan may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, JPMorgan determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The Trust’s Board may adopt policies and procedures that modify and restrict JPMorgan’s authority regarding the execution of the Portfolio’s portfolio transactions. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement provides that JPMorgan will maintain records relating to the execution of portfolio transactions for the Portfolio in accordance with applicable law. Such records will be the property of the Portfolio and available for inspection by the SEC, the Portfolio, TAM, and their authorized representatives. JPMorgan will maintain such records for the periods and in the locations required by applicable recordkeeping requirements under the 1940 Act. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the sub-adviser will exercise voting rights incident to any securities purchased with, or comprising a portion of, the allocated assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New JPMorgan Diversified Income Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement requires that JPMorgan, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to JPMorgan relating to the services provided pursuant to the New JPMorgan Diversified Income Sub-Advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New JPMorgan Diversified Income Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are expected to decrease as a result of the proposed changes to the management and sub-advisory fee schedules, and expense limitation arrangements that are expected to be implemented if Holders approve Proposal II.

The New JPMorgan Diversified Income Sub-Advisory Agreement provides that the Portfolio authorizes affiliated broker-dealers of JPMorgan that are members of a national securities exchange to effect securities transactions for the Portfolio to the extent permitted by applicable law and consents to the retention of compensation in connection with such transactions as permitted by law. The agreement further provides further provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New JPMorgan Diversified Income Sub-Advisory Agreement also requires the sub-adviser to comply with the Trust’s governing documents and the Portfolio’s prospectus and statement of additional information with respect to matters concerning the sub-adviser and its directors and officers. The New JPMorgan Diversified Income Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. The New JPMorgan Diversified Income Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time. The Madison Sub-Advisory Agreement does not contain similar provisions.

Under the New JPMorgan Diversified Income Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New JPMorgan Diversified Income Sub-Advisory Agreement. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement for the Portfolio will become effective on the date specified therein and, continue in effect, unless sooner terminated as set forth therein, will remain in effect for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New JPMorgan Diversified Income Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment management agreement with TAM.

The New JPMorgan Diversified Income Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to JPMorgan, without the payment of any penalty; (iii) may be terminated by JPMorgan upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by JPMorgan and shall not be assignable by TAM without the consent of JPMorgan. The Madison Sub-Advisory Agreement contains similar provisions.

The New JPMorgan Diversified Income Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The Madison Sub-Advisory Agreement contains the same provision.

Under both the JPMorgan Diversified Income Sub-Advisory Agreement and the Madison Sub-Advisory Agreement, TAM pays the sub-adviser a fee out of the investment management fee TAM receives from the Portfolio. Fees paid to Madison during the Portfolio’s most recent fiscal year ended December 31, 2025 were $276,968.

As discussed in Proposal II above, if Holders approve Proposal II, the Portfolio’s investment management and aggregate sub-advisory fee schedules would be reduced. Reductions in the expense limitations for each share class of the Portfolio through May 1, 2028 would also be implemented. Please see Proposal II for information regarding the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM (not the Portfolio) to JPMorgan under the New JPMorgan Diversified Income Sub-Advisory Agreement.

ADDITIONAL INFORMATION CONCERNING OTHER PORTFOLIO CHANGES

Transamerica JPMorgan Tactical Allocation VP

In connection with the proposed appointment of AUIM as co-sub-adviser to the Portfolio alongside JPMorgan, the Portfolio’s current sub-adviser, the Portfolio would be renamed “Transamerica Multi-Managed Conservative VP,” and the Portfolio’s investment objective, principal investment strategies, principal risks and secondary benchmarks would be revised, as described below. If Holders approve the proposed sub-advisory agreement with AUIM, these changes are expected to become effective on or about November 1, 2026.

Subject to Holder approval of the investment sub-advisory agreement with AUIM, the Portfolio’s investment strategy would change to a multi-manager structure under which approximately 30% of its net assets would be allocated to an equity strategy sub-advised by JPMorgan, the Portfolio’s current sub-adviser, and approximately 70% would be allocated to a fixed-income strategy sub-advised by AUIM. The Portfolio’s investment objective would be changed to seek total return through a combination of income and capital appreciation.

In connection with the proposed appointment of AUIM as co-sub-adviser to the Portfolio alongside JPMorgan, the Portfolio’s principal investment strategies would be as follows:

Under normal circumstances, the Portfolio invests approximately 30% of its net assets in equity securities and approximately 70% of its net assets in fixed-income securities. The Portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the Portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the Portfolio. The Portfolio’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the Portfolio’s assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.

Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

Equity component – The equity sub-adviser seeks to achieve the Portfolio’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The Portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the Portfolio’s weightings are generally similar to those of the S&P 500® Index. The equity sub-adviser normally does not seek to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index. The equity sub-adviser may, but is not required to, use index futures to equitize cash in order to gain general equity market exposure.

As part of its investment process, the equity sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Portfolio invests. The equity sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Portfolio for reasons other than material ESG factors while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.

Fixed-income component – Under normal circumstances, the fixed-income component of the Portfolio is invested primarily in investment grade debt securities, which may include investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.

The fixed-income sub-adviser may also invest the Portfolio’s assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fixed-income sub-adviser’s investments for the Portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the Portfolio’s assets in securities that are denominated in U.S. dollars and in foreign currencies.

The Portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. The fixed-income sub-adviser considers emerging market countries to be those generally classified by major international financial institutions, such as the World Bank, as less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fixed-income sub-adviser).

In managing the Portfolio’s fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the Portfolio. The fixed-income sub-adviser’s research analysts also generally integrate ESG matters within their analytical process for investment grade debt securities, investment grade corporate debt securities, private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper), foreign issuers (including emerging markets debt securities) denominated in U.S. dollars or foreign currency and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The fixed-income sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, dollar rolls, repurchase agreements, derivatives, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the fixed-income sub-adviser’s investment process. The fixed-income sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The fixed-income sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the Portfolio.

The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The Portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The Portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Under the multi-managed investment strategy, the Portfolio’s key principal risks would include: Market, Asset Allocation, Fixed-Income Securities, Equity Securities, Interest Rate, Credit, Mortgage-Related and Asset-Backed Securities, Inflation, Liquidity, Counterparty, Extension, Derivatives, Prepayment or Call, Large Capitalization Companies and Management risks. Additional principal risks of the Portfolio would include: Active Trading, Currency, Currency Hedging, Cybersecurity, Dollar Rolls, Emerging Markets, Foreign Investments, Growth Stocks, Hedging, High Yield Debt Securities, Inflation-Protected Securities, Large Shareholder, Leveraging, Loans, Medium Capitalization Companies, Preferred Stock, Repurchase Agreements, Sovereign Debt, Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations, To Be Announced Transactions, U.S. Government Securities, Valuation, Value Investing and Yield risks.

In connection with the proposed appointment of AUIM as sub-adviser to the Portfolio, the Portfolio’s secondary benchmarks would be the S&P 500® Index and the Transamerica Multi-Managed Conservative VP Blended Benchmark, consisting of Bloomberg US Aggregate Bond, 70% and S&P 500® Index, 30%.

Transamerica Madison Diversified Income VP

In connection with the proposed appointment of AUIM and JPMorgan as co-sub-advisers to the Portfolio, the Portfolio would be renamed “Transamerica Multi-Managed Moderately Conservative VP” and its principal investment strategies, principal risks and secondary benchmarks would be revised, as described below. If Holders approve the proposed sub-advisory agreement with AUIM, these changes are expected to become effective on or about November 1, 2026.

Subject to Holder approval of the investment sub-advisory agreement with AUIM, the Portfolio’s investment strategy would change to a multi-manager structure under which approximately 40% of its net assets would be allocated to an equity strategy managed by JPMorgan, and approximately 60% would be allocated to a fixed-income strategy managed by AUIM.

In connection with the proposed appointment of AUIM as co-sub-adviser to the Portfolio along with JPMorgan, the Portfolio’s principal investment strategies would be as follows:

Under normal circumstances, the Portfolio invests approximately 40% of its net assets in equity securities and approximately 60% of its net assets in fixed-income securities. The Portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the Portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the Portfolio. The Portfolio’s investment manager, Transamerica Asset Management, Inc., monitors the allocation of the Portfolio’s assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.

Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.

Equity component – The equity sub-adviser seeks to achieve the Portfolio’s objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The Portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the Portfolio’s weightings are generally similar to those of the S&P 500® Index. The equity sub-adviser normally does not seek to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index. The equity sub-adviser may, but is not required to, use index futures to equitize cash in order to gain general equity market exposure.

As part of its investment process, the equity sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Portfolio invests. The equity sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the Portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the Portfolio for reasons other than material ESG factors while the Portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.

Fixed-income component – Under normal circumstances, the fixed-income component of the Portfolio is invested primarily in investment grade debt securities, which may include investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fixed-income sub-adviser. The fixed-income component’s Portfolio weighted average duration will typically range from 3 to 10 years. The fixed-income sub-adviser may also invest the Portfolio’s assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fixed-income sub-adviser’s investments for the portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the Portfolio’s assets in securities that are denominated in U.S. dollars and in foreign currencies.

The Portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. The fixed-income sub-adviser considers emerging market countries to be those generally classified by major international financial institutions, such as the World Bank, as less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fixed-income sub-adviser).

In managing the Portfolio’s fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the Portfolio. The fixed-income sub-adviser’s research analysts also generally integrate ESG matters within their analytical process for investment grade debt securities, investment grade corporate debt securities, private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper), foreign issuers (including emerging markets debt securities) denominated in U.S. dollars or foreign currency and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The fixed-income sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, dollar rolls, repurchase agreements, derivatives, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the fixed-income sub-adviser’s investment process. The fixed-income sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The fixed-income sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the Portfolio.

The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the Portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.

The Portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.

The Portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Under the multi-managed investment strategy, the Portfolio’s key principal risks would include: Market, Asset Allocation, Fixed-Income Securities, Equity Securities, Interest Rate, Credit, Mortgage-Related and Asset-Backed Securities, Inflation, Liquidity, Counterparty, Extension, Derivatives, Prepayment or Call, Large Capitalization Companies and Management risks. Additional principal risks of the Portfolio would include: Active Trading, Currency, Currency Hedging, Cybersecurity, Dollar Rolls, Emerging Markets, Foreign Investments, Growth Stocks, Hedging, High Yield Debt Securities, Inflation-Protected Securities, Large Shareholder, Leveraging, Loans, Medium Capitalization Companies, Municipal Securities, Preferred Stock, Privately Placed and OtherRestricted Securities, Repurchase Agreements, Sovereign Debt, Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations, To Be Announced Transactions, U.S. Government Securities, Valuation, Value Investing and Yield risks.

In connection with the proposed appointment of AUIM as sub-adviser to the Portfolio, the Portfolio’s secondary benchmarks would be the S&P 500® Index and the Transamerica Multi-Managed Moderately Conservative VP Blended Benchmark, consisting of Bloomberg US Aggregate Bond, 60% and S&P 500® Index, 40%.

Information about the Sub-Advisers

Aegon USA Investment Management, LLC (“AUIM”), a wholly-owned and indirect subsidiary of Aegon Ltd, has been a registered investment adviser since December 2001. As of December 31, 2025, AUIM had approximately $87.2 billion in total assets under management.

J.P. Morgan Investment Management Inc. (“JPMorgan”), is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2025, JPMorgan and its affiliates had approximately $4.1 trillion in assets under management.

Portfolio Managers. If the investment sub-advisory agreement with AUIM is approved by Holders, the following portfolio managers would be responsible for the day-to-day management of each Portfolio, with the AUIM portfolio managers responsible for the fixed-income allocation and the JPMorgan portfolio managers responsible for the equity allocation:

Name	Sub-Adviser	Positions Over Past Five Years
Daniel Belton, CFA	Aegon USA Investment Management, LLC

Portfolio Manager of the Portfolios since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2023; Vice President of investment grade credit strategy at BMO Capital Markets from 2018 to 2023

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolios since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Currently Head of Public Securitized
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolios since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2011; Currently Head of US Multi-Sector and Investment Grade
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the Portfolios since 2026; Portfolio Manager with Aegon USA Investment Management, LLC since 2015; Currently Head of Multi-Sector Portfolio Management
Tim Snyder, CFA*	J.P. Morgan Investment Management Inc.

Portfolio Manager of Transamerica Madison Diversified Income VP since 2026; Employee of J.P. Morgan Investment Management Inc. since 2003; Executive Director; Portfolio Manager on the U.S. Structured Equity Team; Specialties include Research Enhanced Index (REI) strategies

Raffaele Zingone, CFA*	J.P. Morgan Investment Management Inc.

Portfolio Manager of Transamerica Madison Diversified Income VP since 2026; Employee of J.P. Morgan Investment Management Inc. since 1991; Managing Director; Portfolio Manager on the U.S. Structured Equity Team; Specialties include Research Enhanced Index (REI) strategies

*Messrs. Snyder and Zingone currently serve as portfolio managers of Transamerica JPMorgan Tactical Allocation VP and, if the applicable proposal is approved, would also serve as portfolio managers of Transamerica Madison Diversified Income VP.

AUIM

Management and Governance at AUIM. Listed below are the names, positions and principal occupations of the directors and principal executive officers of AUIM as of the Record Date. The principal address of each individual as it relates to his or her duties with AUIM is the same as that of AUIM unless otherwise noted.

Name	Position with AUIM
Christopher C. Thompson	Chief Executive Officer and Elected Manager
Stephen J.M. Jones	AAM Chief Investment Officer, Fixed Income, Equity and Multi-asset (global CIO supervising AUIM investment activities)
Alina Sayre	Chief Compliance Officer
Lara Ann Osterhaus	Elected Manager

Name	Position with AUIM
Scott C. Shine	General Counsel

Management Activities at AUIM. As of the Record Date, AUIM acts as sub-adviser for registered investment companies, or series of registered investment companies, with investment objectives similar to the Portfolios as noted below.

Comparable fund for which AUIM serves as Sub-Adviser	Assets Managed by AUIM (as of June 17, 2026)	Advisory Fee Paid to AUIM (annually)
Transamerica Balanced II	$27,350,261	0.12% of the first $1 billion; and 0.05% in excess of $1 billion
Transamerica Core Bond	$1,714,836,084	0.12% of the first $1 billion; and 0.05% in excess of $1 billion
Transamerica Multi-Managed Balanced	$591,246,331	0.12% of the first $1 billion; and 0.05% over $1 billion.
Transamerica Aegon Core Bond VP	$1,422,641,835	0.12% of the first $1 billion; and 0.05% over $1 billion
Transamerica Multi-Managed Balanced VP	$493,327,731	0.12% of the first $1 billion; and 0.05% over $1 billion

JPMorgan

Management and Governance at JPMorgan. Listed below are the names, positions and principal occupations of the directors and principal executive officers of JPMorgan as of the Record Date. The principal address of each individual as it relates to his or her duties with JPMorgan is the same as that of JPMorgan unless otherwise noted.

Name	Position with JPMorgan
George C.W. Gatch	Director and Chairman
Paul A. Quinsee	Director and Head of Global Equities
Andrew R. Powell	Director, Head of Global Client Service and Senior Business Manager
John T. Donohue	Director, President, Chief Executive Officer and Head of Global Liquidity
Catherine J. Dowd	Director
Robert C. Michele	Director and Head of Global Fixed-Income, Currency and Commodities
Anton C. Pil	Director and Head of Global Alternative Investment Solutions
Jedediah I. M. Laskowitz	Director and Head of Global Private Markets and Customized Solutions
John L. Oliva	Chief Compliance Officer
Andrea L. Lisher	Director and Head of Americas, Client
Peter V. Bonanno	General Counsel, Asset Management
Katherine G. Manghillis	Secretary
Benjamin Hesse	Director, Chief Financial Officer and Treasurer

Management Activities at JPMorgan. As of the Record Date, JPMorgan acts as an adviser or sub-adviser for registered investment companies, or series of registered investment companies, with investment objectives similar to Transamerica Madison Diversified Income VP as noted below.

Comparable fund for which JPMorgan serves as Adviser	Assets Managed by JPMorgan (as of June 17, 2026)	Advisory Fee Paid to JPMorgan (annually)
Client A	$335,000,000	0.20% of the first $200 million; and 0.18% over $200 million.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM, AUIM or JPMorgan for the fiscal year ended December 31, 2025.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of such Meeting of Holders, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for the Portfolios. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of the Portfolios, with TAM. TAM provides continuous and regular investment management services to the Portfolios. TAM supervises each Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each Portfolio. The Board last approved the Portfolios’ Management Agreement on June 9 - 10, 2026.

TAM is directly owned by TLIC (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

For each Portfolio, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Portfolio’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for each Portfolio and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each Portfolio. More information on the investment management services rendered by TAM is included in the Portfolios’ Statement of Additional Information.

TAM has been a registered investment adviser since 1996. As of December 31, 2025, TAM had approximately $64.2 billion in total assets under management.

Holder Approval

To become effective with respect to the applicable Portfolio, each of the New AUIM Tactical Allocation Sub-Advisory Agreement and the New AUIM Diversified Income Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of that Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. Each of the New AUIM Tactical Allocation Sub-Advisory Agreement and the New AUIM Diversified Income Sub-Advisory Agreement were approved by the Independent Board Members, separately, and by the Board of each Portfolio, as a whole, after consideration of all factors which were determined to be relevant to their deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New AUIM Tactical Allocation Sub-Advisory Agreement and the New AUIM Diversified Income Sub-Advisory Agreement, as applicable.

Transfer Agent and Distributor

Transamerica Fund Services, Inc. (“TFS”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is the transfer agent of the Portfolios. TFS has outsourced the provision of certain transfer agency services to SS&C Global Investor & Distribution Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169. The distributor of the Portfolios is Transamerica Capital, LLC (“TCL”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCL are all affiliated due to their common ultimate ownership by Aegon, Ltd.

Custodian

State Street Bank & Trust Company, located at One Congress Street, Boston, MA 02114, serves as each Portfolio’s custodian.

Annual and Semi-Annual Reports

Holders of each Portfolio can find important information about that Portfolio in the Portfolios’ annual report dated December 31, 2025 and the Portfolios’ semi-annual report dated June 30, 2025, which have been previously provided to Holders. You may obtain copies of these reports without charge by writing to the Portfolios at the address shown below or by calling 1-800-851-9777.

Holder inquiries and transaction requests should be mailed to:

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Joint Proxy Statement beginning on or about August 17, 2026, but proxies may also be solicited by telephone and/or online by representatives of the Portfolios, regular employees of TAM or its affiliate(s), or EQ Fund Solutions, a private proxy services firm. It is anticipated that the estimated solicitation costs, including retaining EQ Fund Solutions, will be approximately $54,309.00 to $60,077.00. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

EQ Fund Solutions will provide mailing, solicitation and tabulation services in order to reach quorum and obtain the required vote for the Portfolios’ proposals by the Special Meeting Date or any adjournment or postponement thereof. The services will include: (i) designing voting instruction cards and reminder letters; (ii) processing Holder data to determine solicitation strategies and efficiencies; (iii) printing and mailing the Proxy Statement to record date Holders; (iv) inserting and mailing proxy materials to record date Holders who request them; (v) providing internet and telephone voting services to secure votes from Holders; (vi) scanning returned voting instruction cards; (vii) providing solicitation analysis and consultation before and during the solicitation period to maximize voting participation; (viii) daily reporting of solicitation results, as applicable; (ix) providing final meeting reports and affidavits; and (x) providing meeting services and support.

The cost of the Special Meeting, including the preparation and mailing of the Notice, Joint Proxy Statement and the solicitation of voting instructions, including reimbursement to the Insurance Companies and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting voting instructions, will be shared equally between TAM and the applicable Portfolio.

Principal Holders

As of June 17, 2026, the outstanding shares of each Portfolio were as follows:

Transamerica JPMorgan Tactical Allocation VP

Class	Total Shares Outstanding
Initial	4,359,644
Service	52,453,181

Transamerica Madison Diversified Income VP

Class	Total Shares Outstanding
Initial	N/A
Service	8,432,257

To the knowledge of the Trust, as of June 17, 2026, the Board Members and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolios.

As of June 17, 2026, the persons listed in Appendix B owned of record 5% or more of the shares of the Portfolios, as indicated in Appendix B.

Holders Communications to the Boards

Holders may mail written communications to each Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the address of the Portfolio. Each Holder communication must (i) be in writing and be signed by the Holder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted Shareholder communications. Except as provided below, with respect to each properly submitted Holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, Holders or other matters relating to an investment in a Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, each Portfolio will deliver only one copy of this Joint Proxy Statement to Holders residing at the same address, unless such Holders have notified a Portfolio of their desire to receive multiple copies of the Holder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact your Portfolio by writing to the address shown on the front page of this Joint Proxy Statement or by calling 1-800-851-9777. The Portfolios will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of each Portfolio’s Holder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Holder Proposals

The Portfolios are not required to and do not intend to hold regular annual meetings of Holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

Proposals relating to the Portfolios must be received a reasonable time prior to the date of a meeting of shareholders of a Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of Transamerica JPMorgan Tactical Allocation VP and Transamerica Madison Diversified Income VP is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Portfolio.

A list of Holders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolios, 1801 California Street, Suite 5200, Denver, CO 80202 for inspection by any Holder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust, Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting of Holders prior to adjournment.

Information about the Portfolios

Each of the Portfolios is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolios and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Portfolios also are available on the SEC’s internet site at https://www.sec.gov or visit the Trust’s website at https://www.transamerica.com/financial-pro/annuities/prospectus. To obtain a copy of this Joint Proxy Statement or other information about the Portfolios, without charge, or to request other information or make other inquiries about the Portfolios, call 1-800-851-9777 or write to the Trust at 1801 California Street, Suite 5200, Denver, CO 80202. The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the internet.

By order of the Boards,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

August 11, 2026

Appendix A

TRANSAMERICA SERIES TRUST

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

AEGON USA INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 1, 2026, to the Sub-Advisory Agreement dated as of March 22, 2011, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. and Aegon USA Investment Management, LLC.

In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

PORTFOLIOS*	SUB-ADVISER COMPENSATION[1]
Transamerica Aegon Bond VP2 (formerly known as Transamerica PIMCO Total Return VP)	0.12% of the first $250 million; 0.10% over $250 million up to $500 million; 0.08% over $500 million up to $1 billion; 0.075% over $1 billion
Transamerica Aegon High Yield Bond VP3	0.35% of the first $20 million; 0.24% over $20 million up to $40 million; 0.19% over $40 million up to $125 million; and 0.14% over $125 million
Transamerica Aegon Core Bond VP4 (formerly known as Transamerica JPMorgan Core Bond VP)	0.12% of the first $1 billion; and 0.05% over $1 billion
Transamerica Aegon U.S. Government Securities VP	0.12%
Transamerica Multi-Managed Balanced VP4	0.12% of the first $1 billion; and 0.05% over $1 billion
Transamerica Multi-Managed Conservative VP4	0.12% of the first $1 billion; and 0.05% over $1 billion
Transamerica Multi-Managed Moderately Conservative VP4	0.12% of the first $1 billion; and 0.05% over $1 billion

*

This Agreement shall have a one-year term with respect to the Funds listed on Schedule A, except that it shall have a two-year term with respect to Transamerica Multi-Managed Conservative VP and Transamerica Multi-Managed Moderately Conservative VP.

1	As a percentage of average daily net assets on an annual basis.
2

The average daily net assets for the purpose of calculating sub-advisory fees will be determined based on the aggregate average daily net assets of Transamerica Aegon Bond VP, a series of the Trust, and Transamerica Bond, a series of Transamerica Funds.

[3]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined based on the aggregate daily net assets of Transamerica High Yield Bond and Transamerica High Yield ESG, each a series of Transamerica Funds.

[4]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined based on the aggregate daily net assets of (i) Transamerica Aegon Core Bond VP and the portion of assets of Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Conservative VP and Transamerica Multi-Managed Moderately Conservative VP that are sub-advised by Aegon USA Investment Management LLC (“AUIM”), each a series of the Trust, (ii) Transamerica Core Bond and the portion of the assets of Transamerica Balanced II and Transamerica Multi-Managed Balanced that are sub-advised by AUIM, each a series of Transamerica Funds, and (iii) the portion of assets of Balanced Ret Opt and Bond Ret Opt, each a separately managed account of Transamerica Life Insurance Company, that are advised by AUIM.

In all other respects, the Agreement dated as of March 22, 2011, as amended, is confirmed, and remains in full force and effect.

[signature page follows]

The parties hereto have caused this amendment to be executed as of November 1, 2026.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:

Name:	John L. Reifsnider

Title:	Senior Vice President and Chief Investment Officer

AEGON USA INVESTMENT MANAGEMENT, LLC

By:

Name:

Title:

AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

AEGON USA INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of October 1, 2015 (the “Amendment”), to the Investment Subadvisory Agreements dated as of March 22, 2011, August 18, 2011, and March 1, 2013, as amended from time to time (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and Aegon USA Investment Management, LLC (the “Subadviser”), pursuant to which TAM has engaged the Subadviser to provide certain advisory services to the fund(s) and/or portfolio(s) listed on Schedule A to this Amendment (each, a “Fund”), each Fund a separate series of the Transamerica trust listed on Schedule A to this Amendment (each, a “Trust”). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The following sections are hereby added to the Agreement:

Registration Statement Disclosures.

The Subadviser represents, warrants and agrees that it has reviewed, and shall hereafter review, such portions of the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, collectively, the “Registration Statement”) that describe Subadviser’s management of, or services to, the Fund, including the investment objective, principal strategy, process and principal risks for the Fund (“Covered Content”). TAM agrees to provide Subadviser with reasonable notice and opportunity to review and approve Covered Content prior to its filing with the SEC and/or as a result of comments from the SEC. Subadviser agrees to review future amendments or supplements to the Registration Statement that relate to Covered Content, filed with the SEC (or which will be filed with the SEC in the future). Subadviser represents and warrants that, solely with respect to the Covered Content that has been expressly reviewed and approved by Subadviser, as of the date of this Agreement, and as of the date of Subadviser’s approval of any future amendments or supplements to the Covered Content, that the Covered Content does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading pursuant to federal securities laws. The foregoing representation and warranty shall at all times be deemed to be qualified by any disclosures, comments or alterations made in writing by Subadviser to TAM in respect of Covered Content. For the avoidance of doubt, if TAM has not fully incorporated any such qualifications by Subadviser in the then current Registration Statement either verbatim, or with such modifications as TAM and Subadviser have agreed to in writing, then the representation and warranty herein shall be deemed to be qualified by such written disclosures to TAM by Subadviser.

The Subadviser further agrees to notify TAM promptly of any publicly-available, material statement respecting or relating to the Subadviser contained in the Covered Content that becomes untrue in any material respect or if the Covered Content omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading in accordance with federal securities laws; provided; however, Subadviser shall not be responsible to identify, correct or effect any such notification with respect to any and all amendments to the Registration Statement that have not been approved by Subadviser pursuant to the terms hereof.

With respect to the Covered Content, the Subadviser represents, warrants and agrees that the Covered Content, as of the date of this Agreement and as of the date of Subadviser’s approval in writing of any future amendments or supplements to the Covered Content, is, except as otherwise disclosed by Subadviser to TAM in writing promptly upon discovery thereof, consistent with the investment guidelines pursuant to which the Subadviser is managing the Fund.

Further Assurances.

Each party agrees to perform such further reasonable and customary acts and execute such further reasonable and customary documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby.

In all other respects, the Agreement is confirmed and remains in full force and effect.

The parties hereto have caused this Amendment to be executed as of the day and year first above mentioned.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

AEGON USA INVESTMENT MANAGEMENT, LLC

By:	/s/ Stephanie M. Phelps
Name:	Stephanie M. Phelps
Title:	Sr. VP & CFO

Schedule A

Transamerica Funds

Transamerica Flexible Income

Transamerica Floating Rate

Transamerica High Yield Bond

Transamerica Intermediate Bond

Transamerica Money Market

Transamerica Multi-Managed Balanced

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Short-Term Bond

Transamerica Series Trust

Transamerica Aegon High Yield Bond VP

Transamerica Aegon Money Market VP

Transamerica Aegon U.S. Government Securities VP

Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation - Moderate VP

Transamerica Asset Allocation - Moderate Growth VP

Transamerica International Moderate Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica Multi-Manager Alternative Strategies VP

Transamerica Partners Portfolio

Transamerica Partners Balanced Portfolio

Transamerica Partners Core Bond Portfolio

Transamerica Partners High Yield Bond Portfolio

Transamerica Partners Money Market Portfolio

TRANSAMERICA SERIES TRUST

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

AEGON USA INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of December 15, 2014 (the “Amendment”) to the Sub-Advisory Agreement dated as of March 22, 2011, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Aegon USA Investment Management, LLC (the “Sub-Adviser”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, the Sub-Adviser and TAM have theretofore entered into the Agreement governing the terms and conditions regarding the management of certain investment assets as identified therein;

WHEREAS, the Sub-Adviser and TAM desire to amend the Agreement;

NOW, THEREFORE, in consideration of the above premises, and the mutual promises and covenants herein contained, the parties hereto agree as follows:

1.	The following Section 18 is hereby added to the Agreement:

18. CFTC Required Disclosure.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMODITY FUTURES TRADING COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT. CLIENT HEREBY CONFIRMS IT IS A QUALIFIED ELIGIBLE PERSON UNDER CFTC RULE 4.7 AND CLIENT CONSENTS TO CLIENT’S ACCOUNT BEING AN EXEMPT ACCOUNT UNDER CFTC RULE 4.7.

2.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed in one or more counterparts, all of which together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the day and year first written above.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

AEGON USA INVESTMENT MANAGEMENT, LLC

By:	/s/ Stephanie M. Phelps
Name:	Stephanie M. Phelps
Title:	Senior Vice President and Chief Financial Officer

INVESTMENT SUB-ADVISORY AGREEMENT

AEGON USA Investment Management, LLC

This Agreement, entered into as of March 22, 2011, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and AEGON USA Investment Management, LLC, an Iowa limited liability company (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Portfolio”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as sub-adviser to the Portfolio, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Portfolio with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio and what portion of the Allocated Assets will be held in the various securities and other investments in which the Portfolio invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Portfolio’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Portfolio referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Portfolio is limited to that discrete portion of the Portfolio represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other Sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Portfolio as to deliveries of securities and other investments and payments of cash for the account of the Portfolio. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Portfolio in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided herein.

(c)

The Portfolio hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time, and will comply with all other provisions of the Governing Documents and the Portfolio’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Portfolio and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Portfolio and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Portfolio shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Portfolio’s portfolio securities; (iii) expenses of organizing the Portfolio; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Portfolio’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Portfolio, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Portfolio.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Portfolio, its fund’s available, or to become available, for investment, and generally as to the condition of the Portfolio’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Portfolio’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Portfolio, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Portfolio’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Portfolio’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Portfolio shall receive from the Trust or the Portfolio any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8. Term. This Agreement shall remain in effect with respect to each Portfolio until the expiration of the time period provided by Rule 15a-4 under the 1940 Act unless sooner approved by a vote of a majority of the Portfolio’s outstanding voting securities. If approved by a vote of a majority of the Portfolio’s outstanding voting securities, the Agreement shall continue in effect for two years from the date of its execution. The Agreement shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of the Portfolio.

9. Termination. This Agreement may be terminated with respect to the Portfolio at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Portfolios without affecting the other Portfolios hereunder.

10. Use of Name. If this Agreement is terminated with respect to the Portfolio and the Sub-adviser no longer serves as sub-adviser to the Portfolio, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Portfolio or any name misleadingly implying a continuing relationship between the Portfolio and the Sub-adviser or any of its affiliates.

11. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Portfolio to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12. Meanings of Certain Terms. For the purposes of this Agreement, the Portfolio’s “net assets” shall be determined as provided in the Portfolio’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Portfolio, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Portfolio until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Portfolio. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14. Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Portfolio are the property of the Portfolio, and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

17. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President and Chief Investment Officer

AEGON USA INVESTMENT MANAGEMENT, LLC

By:	/s/ Stephanie M. Phelps
Name: Stephanie M. Phelps
Title: Senior Vice President and Chief Financial Officer

SCHEDULE A

Portfolio	Investment Sub-advisory Fee*
Transamerica AEGON Money Market VP	0.15% of average daily net assets
Transamerica AEGON U.S. Government Securities VP	0.15% of average daily net assets

*As a percentage of average daily net assets on an annual basis.

TRANSAMERICA SERIES TRUST

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

THIS AMENDMENT is made as of November 1, 2026, to the Investment SubAdvisory Agreement dated July 1, 2025, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Agreement is confirmed and remains in full force and effect.

This amendment shall be considered effective as of November 1, 2026.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:	John L. Reifsnider
Title:	Senior Vice President and Chief Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

Schedule A1

Fund	Investment Sub-advisory Fee**
Transamerica JPMorgan Asset Allocation – Conservative VP Transamerica JPMorgan Asset Allocation – Moderate VP Transamerica JPMorgan Asset Allocation – Moderate Growth VP Transamerica JPMorgan Diversified Equity Allocation VP Transamerica International Moderate Growth VP	0.03%
Transamerica JPMorgan Enhanced Index VP3 Transamerica Multi-Managed Balanced VP3,4 Transamerica Multi-Managed Conservative VP3,4 Transamerica Multi-Managed Moderately Conservative VP3,4	0.15% of the first $2 billion; 0.13% over $2 billion up to $3 billion; 0.12% over $3 billion up to $4 billion; and 0.11% over $4 billion.

[1]

This Agreement shall have a one-year term with respect to the Funds listed on Schedule A, except that it shall have a two-year term with respect to Transamerica Multi-Managed Moderately Conservative VP.

[2]	As a percentage of average daily net assets on an annual basis.
[3]

The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net assets of (i) Transamerica JPMorgan Enhanced Index VP and the portion of assets of Transamerica Multi-Managed Balanced VP, Transamerica Multi-Managed Conservative VP and Transamerica Multi-Managed Moderately Conservative VP, each a series of the Transamerica Series Trust, (ii) the portion of assets of Transamerica Balanced II and Transamerica Multi-Managed Balanced, each a series of Transamerica Funds, and (iii) Aegon Balanced Retirement Opportunities, a separately managed account of Transamerica Life Insurance Company, that are sub-advised by JPMorgan. J.P. Morgan has agreed to voluntarily waive fees for the funds listed above in an amount equal to 25% of the fees for such funds, for so long as the combined aggregate assets in such funds total $1.5 billion or above.

[4]	With respect to such portion of the portfolio’s assets as shall be allocated to JPMorgan by TAM from time to time.

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

This Agreement, entered into as of July 1, 2025, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and J.P. Morgan Investment Management, Inc., (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”).

TAM and Subadviser previously entered into investment sub-advisory agreements, as amended, with respect to the Trust dated May 1, 2002, March 22, 2011, and July 1, 2016, and wish to amend and restate each of these agreements.

TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.     Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swaps, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will notify TAM in the event the Subadviser determines the value of a security pursuant to the Subadviser’s procedures for determining the fair value of a security. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. Further, the Fund understands that Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts following the same investment strategy as the Fund. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. The Fund acknowledges that, in some cases, this procedure may adversely affect the price paid or received by the Fund or may limit the size of the position that may be acquired or sold for the Fund.

4.    Delegation to Third Parties. Subadviser may employ an affiliate or third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement and pursuant to the confidentiality requirement of Section 20 hereof, Subadviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use, and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

5.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

6.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

7.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

8.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

9.    Term. This Agreement will become effective with respect to a Fund on the date set forth on Schedule A hereto. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms or otherwise indicated on Schedule A, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

10.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

11.   Liability of and Indemnification by the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

The Subadviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Subadviser may use, or the success of Subadviser’s overall management of the Fund. The Fund and TAM understand that investment decisions made for the Fund by the Subadviser are subject to various market, currency, economic, political and business risks, and that investment decisions will not always be profitable. Subadviser will manage only the assets allocated and in making investment decisions for the Fund, Subadviser will not consider any other securities, cash or investments owned by the Fund.

The Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, and employees from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) (“Losses”) directly resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Subadviser shall not be liable for any special, consequential or incidental damages.

12.   Indemnification by TAM. TAM shall indemnify and hold harmless the Subadviser, its directors, trustees, officers, and employees from any and all losses directly resulting from TAM’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

TAM shall not be liable for any special, consequential or incidental damages.

13.   Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

14.   Use of Name. The Subadviser shall give TAM and the Fund, for the term of this Agreement, a royalty free, nonexclusive, nonsublicensable, nontransferable right to use the name “JPMorgan” (the “Mark”) in accordance with applicable law as part of the name of the Fund. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. TAM shall not alter the appearance of the Mark without prior written approval of the Subadviser. The Mark shall not be used by TAM or the Fund at any time or in any place or for any purposes or under any conditions except as provided in this Section 14. The foregoing authorization by the Subadviser to TAM and the Fund to use said Mark is not exclusive of the right of the Subadviser itself to use or authorize others to use the same. TAM agrees that as between the Subadviser and TAM or the Fund, the Subadviser has the exclusive right to sue or authorize others to use the Mark, and TAM and the Fund agree to take any such action as may be requested by the Subadviser to give full effect to the provisions of this Section 14. Neither the Fund nor TAM shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, TAM and the Fund will use their best efforts to change the name of the Fund so as to eliminate all reference to the Mark and the Fund and TAM will terminate all use of the Mark in the Fund’s prospectuses, reports, sales materials and other documents that contain the Mark to the extent that continued use is not required by applicable laws, rules and regulations. In addition, the Fund and TAM will destroy any remaining unused sales documentation, promotional, marketing advertising or other written or printed electronic material or performance information that contains the Mark to the extent retention of such documents is not required by applicable recordkeeping requirements. TAM and the Fund agree to use their best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto. Such covenants on the part of TAM and the Fund shall survive the termination of this Agreement. All use of the Mark shall inure to the benefit of its owner, JPMorgan Chase & Co.

15.   Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

16.   Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

17.   Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

18.   Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TA TAM TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Robert Kravantka

J.P. Morgan Investment Management, Inc.

277 Park Avenue, Floor 8

New York, NY 10172

robert.kravantka@jpmorgan.com

19.   Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

20.   Confidentiality. The Subadviser will maintain the strictest confidence regarding the business affairs of TAM and the Fund provided, however, that notwithstanding the foregoing, the Subadviser may disclose such information as required by applicable law, regulation, or upon request by a regulator or auditor of the Subadviser. Further, to the extent that any market counterparty with whom the Subadviser deals, or any service provider with whom the Subadviser contracts for the provision of services related to Subadviser’s obligations under this Agreement, requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund, or provide such services to Subadviser in accordance with the terms of the Agreement.

21.   Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

22.   Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

23.   Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

24.   Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

25.   Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

J.P MORGAN INVESTMENT MANAGEMENT, INC.

By:	/s/ Robert Kravantka

Name:	Robert Kravantka

Title:	Vice President

Schedule A

As of July 1, 20251

Fund	Investment Sub-advisory Fee[2]

Transamerica JPMorgan Asset Allocation –

Conservative VP

Transamerica JPMorgan Asset Allocation –

Moderate VP

Transamerica JPMorgan Asset Allocation –

Moderate Growth VP

Transamerica JPMorgan Asset Allocation –

Growth VP

Transamerica International Moderate Growth VP

0.06% of the first $5 billion; 0.05% over $5 billion up to $10 billion; and 0.04% over $10 billion.[3]
Transamerica JPMorgan Enhanced Index VP Transamerica Multi-Managed Balanced VP5	0.15% of the first $2 billion; 0.13% over $2 billion up to $3 billion; 0.12% over $3 billion up to $4 billion; and 0.11% over $4 billion.[4]
Transamerica JPMorgan Tactical Allocation VP6	0.336% of the first $150 million; 0.306% over $150 million up to $500 million; and 0.29% over $500 million.

1 This Agreement with respect to the Funds currently listed on Schedule A shall have a one-year term.

2 As a percentage of average daily net assets on an annual basis.

3 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined average daily net assets of Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Moderate VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Growth VP and Transamerica International Moderate Growth VP.

4 The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined average daily net assets of (i) Transamerica JPMorgan Enhanced Index VP and Transamerica Multi-Managed Balanced VP, each a series of the Trust, (ii) Transamerica Balanced II and Transamerica Multi-Managed Balanced, each a series of Transamerica Funds, and (iii) Aegon Balanced Retirement Opportunities, a separately managed account of Transamerica Life Insurance Company, that are sub-advised by JPMorgan. This contractual fee schedule is to be discounted by 25% so long as aggregate assets in the strategies are above $1.5 billion.

5 With respect to such portion of the Portfolio’s assets as shall be allocated to JPMorgan by TAM from time to time.

6 If Transamerica JPMorgan Tactical Allocation VP invests in a mutual fund that is part of the JPMorgan family of mutual funds (a “JPMorgan Fund), JPMorgan will waive its sub-advisory fee from TAM with respect to the Transamerica JPMorgan Tactical Allocation VP to the extent of any advisory fee received by JPMorgan from such JPM Fund attributable to the assets of Transamerica JPMorgan Tactical Allocation VP invested in such JPM Fund.

Appendix B

5% and 25% Interest Ownership

To the knowledge of the Trust, as of June 17, 2026, the following persons owned beneficially or of record 5% or more of a class of outstanding shares of each Portfolio indicated:

Name & Address	Portfolio Name	Class	Shares	Percent
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Initial	2,672,108.156	61.29%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Initial	1,270,000.425	29.13%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Service	48,775,023.154	92.99%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Service	3,480,184.473	6.63%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	Service	8,020,311.418	95.11%

Any Holder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any Holder controlling a Portfolio may be able to determine the outcome of issues that are submitted to Holders for vote and may be able to take action regarding the Portfolio without the consent or approval of other Holders.

To the knowledge of the Trust, as of June 17, 2026, the following persons held beneficially 25% or more of the outstanding shares of the Portfolio.

Name & Address	Portfolio Name	Shares	Percent of Portfolio
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	48,775,023.154	86.32%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	8,020,311.418	95.11%

Note: Information regarding the parent companies of the control persons listed above is provided in Appendix C hereto.

B-1

Appendix C

Information Regarding Organization and Parent Entities of “Control Persons”

Entity	Place of Organization

Aegon Ltd.	The Hague

Aegon International B.V.	The Hague

Transamerica Corporation (DE)	Delaware

Transamerica Financial Life Insurance Company	Iowa

Commonwealth General Corporation	Delaware

AUSA Holding, LLC	Maryland

Transamerica Life Insurance Company	Iowa

Transamerica Asset Management, Inc.	Florida

C-1

Transamerica®

PROXY CARD

PROPOSALS DETAILED ON REVERSE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE BY INTERNET:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

vote.proxyonline.com

VOTE BY PHONE:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(877) 732-3618

VOTE BY MAIL:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

***VOTER PROFILE*:**

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

Transamerica JPMorgan Tactical Allocation VP

a series of Transamerica Series Trust

PROXY FOR A SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026

The undersigned, revoking previous proxies, hereby appoints Marijn P. Smit and Dennis P. Gallagher, each of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned fund (the “Portfolio”), which the undersigned is entitled to vote at a Special Meeting of Holders (the “Special Meeting”) of the Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on October 7, 2026 at 10:30 a.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted as described in the Joint Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call (877) 732-3618. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

The Notice of the Special Meeting and Proxy Statement are available at: https://vote.proxyonline.com/transamerica/docs

Transamerica JPMorgan Tactical Allocation VP

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians, should indicate the full title and capacity in which they are signing, and where more than one names appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

  PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A HOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW, AND IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S) DETAILED BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND JOINT PROXY STATEMENT.

AFTER CAREFUL CONSIDERATION OF EACH PROPOSAL, THE BOARD OF TRUSTEES OF THE TRUST APPROVED AND RECOMMENDS THAT HOLDERS VOTE “FOR” THE APPLICABLE PROPOSAL(S).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ⚫

PROPOSALS:	FOR	AGAINST	ABSTAIN

1.

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc., the Portfolio’s investment manager, to appoint Aegon USA Investment Management, LLC as co-sub-adviser to the Portfolio.

	O	O	O

2.

To approve the modification of the Portfolio’s manager of managers structure to permit TAM to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board of Trustees.

	O	O	O

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP

PROXY CARD

Transamerica®

PROPOSALS DETAILED on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE TODAY!**

VOTE BY INTERNET:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

vote.proxyonline.com

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

VOTE BY PHONE:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(877) 732-3618

VOTE BY MAIL:

Complete the reverse side and return it in the envelope provided.

USPS Postage-Paid Envelope

Transamerica Madison Diversified Income VP

a series of TRANSAMERICA SERIES TRUST

PROXY FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026

The undersigned, revoking previous proxies, hereby appoint(s) Marijn P. Smit and Dennis P. Gallagher, each of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned fund (the “Portfolio”), which the undersigned is entitled to vote at a Special Meeting of Holders (the “Special Meeting”) of the Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on October 7, 2026 at 10:30 a.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted as described in the Joint Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (877) 732-3618. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

The Notice of the Special Meeting and Proxy Statement are available at: https://vote.proxyonline.com/transamerica/docs.

Transamerica Madison Diversified Income VP

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians, should indicate the full title and capacity in which they are signing, and where more than one names appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A HOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW, AND IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S) DETAILED BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND JOINT PROXY STATEMENT.

AFTER CAREFUL CONSIDERATION OF EACH PROPOSAL, THE BOARD OF TRUSTEES OF THE TRUST APPROVED AND RECOMMENDS THAT HOLDERS VOTE “FOR” THE APPLICABLE PROPOSAL(S).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ⚫

PROPOSALS:		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc., the Portfolio’s investment manager to appoint Aegon USA Investment Management, LLC as co-sub-adviser to the Portfolio.	O	O	O

2.	To approve the modification of the Portfolio’s manager of managers structure to permit TAM to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board.	O	O	O

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP

Transamerica®

Voting Instruction Card

PROPOSALS DETAILED ON REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTE BY INTERNET:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

vote.proxyonline.com

VOTER PROFILE:

Voter ID: XXXXXXXX   Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX   Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: **XXXX XXXX XXXX**

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

VOTE BY PHONE:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(877) 732-3618

VOTE BY MAIL:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

Transamerica JPMorgan Tactical Allocation VP

a series of TRANSAMERICA SERIES TRUST

INSURANCE COMPANY NAME PRINTS HERE

PROXY FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026

The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract, hereby instructs the above-named Insurance Company, with full power of substitution, to vote as directed all shares of the Portfolio listed above that are attributable to the undersigned’s participation in the variable contract as of June 17, 2026, at the Special Meeting of Holders (the “Special Meeting”) to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on October 7, 2026 at 10:30 a.m. Mountain Time, and at any adjournments or postponements thereof, upon the matters set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY, ON BEHALF OF THE PORTFOLIO. The Voting Instruction Card will be voted as specified by the undersigned, and if no specification is made, the Voting Instruction Card shall be voted in accordance with the Trustees’ recommendations set forth in the Joint Proxy Statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (877) 732-3618. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

Transamerica JPMorgan Tactical Allocation VP

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate partnership name and your title, if any.

VOTING INSTRUCTION CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

EVERY POLICYOWNER’S VOTING INSTRUCTIONS ARE IMPORTANT!

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD BELOW, MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026. The joint proxy statement and the accompanying Notice of Special Meeting of Holders are available at: https://vote.proxyonline.com/transamerica/docs.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ⚫

PROPOSALS:		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc., the Portfolio’s investment manager, to appoint Aegon USA Investment Management, LLC as co-sub-adviser to the Portfolio.	O	O	O
2.	To approve the modification of the Portfolio’s manager of managers structure to permit TAM, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board.	O	O	O

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE VOTE ALL YOUR VOTING INSTRUCTION CARDS IF YOU RECEIVED MORE THAN ONE YOUR VOTING INSTRUCTION CARD DUE TO MULTIPLE INVESTMENTS IN THE PORTFOLIO. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP

Transamerica

Voting Instruction Card

PROPOSALS DETAILED ON REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

***VOTER PROFILE*:**

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

VOTE BY INTERNET:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

vote.proxyonline.com

VOTE BY PHONE:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(877) 732-3618

VOTE BY MAIL:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

Transamerica Madison Diversified Income VP

a series of TRANSAMERICA SERIES TRUST

INSURANCE COMPANY NAME PRINTS HERE

PROXY FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026

The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract, hereby instructs the above-named Insurance Company, with full power of substitution, to vote as directed all shares of the Portfolio listed above that are attributable to the undersigned’s participation in the variable contract as of June 17, 2026, at the Special Meeting of Holders (the “Special Meeting”) to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on October 7, 2026 at 10:30 a.m. Mountain Time, and at any adjournments or postponements thereof, upon the matters set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY, ON BEHALF OF THE PORTFOLIO. The Voting Instruction Card will be voted as specified by the undersigned, and if no specification is made, the Voting Instruction Card shall be voted in accordance with the Trustees’ recommendations set forth in the Joint Proxy Statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (877) 732-3618. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

Transamerica Madison Diversified Income VP

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate partnership name and your title, if any.

VOTING INSTRUCTION CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

EVERY POLICYOWNER’S VOTING INSTRUCTIONS ARE IMPORTANT!

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD BELOW, MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON OCTOBER 7, 2026. The joint proxy statement and the accompanying Notice of Special Meeting of Holders are available at: https://vote.proxyonline.com/transamerica/docs.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ⚫

PROPOSALS:		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc., the Portfolio’s investment manager to appoint Aegon USA Investment Management, LLC as co-sub-adviser to the Portfolio.	O	O	O
2.	To approve the modification of the Portfolio’s manager of managers structure to permit TAM, to enter into and materially amend sub-advisory agreements with both unaffiliated and affiliated sub-advisers in the future without obtaining investor approval, subject to prior approval by the Portfolio’s Board.	O	O	O
To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE VOTE ALL YOUR VOTING INSTRUCTION CARDS IF YOU RECEIVED MORE THAN ONE YOUR VOTING INSTRUCTION CARD DUE TO MULTIPLE INVESTMENTS IN THE PORTFOLIO. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD.

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP